The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.
                   SUBJECT TO COMPLETION, DATED JULY 5, 2001
                                   PROSPECTUS
                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             IN CONNECTION WITH ITS
             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
                               350 CHURCH STREET
                               HARTFORD, CT 06103
                             ADMINISTRATIVE OFFICE
                                 P.O. BOX 5048
                            HARTFORD, CT 06102-5048
                                 1-800-444-2363

    This prospectus describes Lincoln Variable MoneyGuard-Registered Trademark- ("LMG-VUL") Flexible Premium Variable Life Insurance Policies (the "Policies") offered by The Lincoln National Life Insurance Company ("we", "us, or "Lincoln Life") for prospective insured persons ages 30-75. We require you to pay at least $10,000 in Initial Premium. Subject to certain restrictions, however, you may pay additional Premiums and increase or decrease the level of life insurance benefits under your Policy.

    You may also choose one or more of our Long-Term/Convalescent Care Benefits Riders. These Riders provide primarily for the reimbursement of certain care expenses during the life of the Insured if he or she becomes Chronically Ill, as defined in the Riders. The total benefits payable, under our base Rider equals the Death Benefit under your Policy, less any loans. You may also purchase extended coverage. Payment of benefits under the base Rider reduces the Death Benefit payable by an equal amount. The Long-Term/Convalescent Care Benefits Riders are described in "Policy Benefits and Rights" of this Prospectus.

    You also may choose our Guarantee Enhancement Rider. While this Rider is in effect, your Policy will remain in force at a reduced level of coverage if the Surrender Value no longer is sufficient to pay the monthly charges.

    Review your personal financial and long-term care objectives and discuss them with a qualified financial counselor before you buy this Policy, or any variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. The value of the Policy depends on the investment results of the funding options you select.

    We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. Variable policies provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

    The Policy is a modified endowment contract for Federal income tax purposes, except in certain cases described in "Federal Tax Considerations." A loan, distribution or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the Policy. Any taxable withdrawal will also be subject to an additional ten percent penalty tax, with certain exceptions.

                            (CONTINUED ON NEXT PAGE)
--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS AUGUST 31, 2001.

    The Policy currently offers forty-four investment options, each of which is a Sub-Account of the Lincoln Life Flexible Premium Separate Account (the "Variable Account"). Each Sub-Account invests exclusively in shares of one of the following Portfolios:

                          AIM VARIABLE INSURANCE FUNDS

- AIM V.I. Growth Fund

- AIM V.I. International Equity Fund

- AIM V.I. Value Fund

          ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (ALLIANCE VPS)

- Growth and Income Portfolio--Class A

- Premier Growth Portfolio--Class A

- Alliance Bernstein Small Cap Value Portfolio--Class A

- Technology Portfolio--Class A

                  AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN
                     AS AMERICAN VARIABLE INSURANCE SERIES)

- Global Small Capitalization Fund--Class 2

- Growth Fund--Class 2

- Growth-Income Fund--Class 2

- International Fund--Class 2

                          DELAWARE GROUP PREMIUM FUND

- Growth and Income Series--Standard Class

- High Yield Series--Standard Class

- REIT Series--Standard Class

- Small Cap Value Series--Standard Class

- Trend Series--Standard Class

- U.S. Growth Series--Standard Class

                   DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST
                      (FORMERLY BT INSURANCE FUNDS TRUST)

- EAFE-Registered Trademark- Equity Index Fund

- Equity 500 Index Fund

- Small Cap Index Fund

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

- Equity-Income Portfolio--Service Class

- Growth Portfolio--Service Class

- Overseas Portfolio--Service Class

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

- Contrafund Portfolio--Service Class

                          FRANKLIN TEMPLETON VARIABLE
                            INSURANCE PRODUCTS TRUST

- Franklin Small Cap Fund--Class 1

- Templeton Growth Securities Fund--Class 1

                               JANUS ASPEN SERIES

- Janus Aspen Aggressive Growth Portfolio--Service Shares

- Janus Aspen Series Balanced Portfolio--Service Shares

- Janus Aspen Series Worldwide Growth Portfolio--Service Shares

                         LINCOLN NATIONAL ("LN") FUNDS

- LN Aggressive Growth Fund, Inc.

- LN Bond Fund, Inc.

- LN Capital Appreciation Fund, Inc.

- LN Global Asset Allocation Fund, Inc.

- LN International Fund, Inc.

- LN Money Market Fund, Inc.

- LN Social Awareness Fund, Inc.

               MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST

- MFS Capital Opportunities Series--Initial Class

- MFS Emerging Growth Series--Initial Class

- MFS Total Return Series--Initial Class

- MFS Utilities Series--Initial Class

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

- AMT Mid-Cap Growth Portfolio

- AMT Regency Portfolio

                       PUTNAM VARIABLE TRUST (PUTNAM VT)

- Growth & Income Fund--Class IB

- Health Sciences Fund--Class IB

    Not all of the Sub-Accounts may be available under your Policy. You should contact your representative for further information as to the availability of the Sub-Accounts. We may make other investment options available in the future. You also may allocate all or part of your Net Premiums to our Fixed Account.

    Your Policy does not have a guaranteed minimum Policy Account Value. Your Policy Account Value will rise and fall, depending on the investment performance of the Portfolios underlying the Sub-Accounts to which you allocate your Net Premiums. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. The Policy Account Value will also reflect Net Premiums, amounts withdrawn, and cost of insurance and any other charges.

    When the Insured dies, we will pay a Death Benefit to a Beneficiary specified by you. We will subtract from the Death Benefit the Loan Account Value, any unpaid loan interest, any unpaid Policy charge, and any benefits previously paid under our Long Term/Convalescent Care Benefits Riders. The Death Benefit generally will equal the Specified Amount of your Policy. In certain circumstances, however, the Death Benefit may be greater than the Specified Amount of your Policy. In those circumstances, the Death Benefit may increase or decrease based on the investment experience of the Portfolios underlying the Sub-Accounts to which you have allocated your Net Premiums.

    Your Policy will remain in force as long as your Surrender Value is sufficient to pay the monthly charges or you have an in force Guarantee Enhancement Rider. You generally may cancel your Policy by returning it to us within thirty days after you receive it. We will refund your Premium.

    In the future, in certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

    IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

    YOUR POLICY AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. YOUR POLICY IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. YOUR POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THOSE PROSPECTUSES ARE MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE
REFERENCE.

    The Policy may not be available in all states. The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy contract for these state-specific provisions.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
DEFINITIONS.................................................      6

QUESTIONS AND ANSWERS ABOUT YOUR POLICY.....................      8

FEES AND EXPENSES...........................................     13

PURCHASE OF POLICY AND ALLOCATION OF NET PREMIUMS...........     18
  Application for a Policy..................................     18
  Right-to-Examine Period...................................     19
  Premiums..................................................     19
  Allocation of Net Premiums................................     19
  Policy Account Value......................................     20
  Accumulation Unit Value...................................     20
  Transfer of Policy Account Value..........................     20
  Communications with The Lincoln National Life Insurance
    Company.................................................     21
  Transfers Authorized by Telephone.........................     21
  Dollar Cost Averaging.....................................     21
  Asset Rebalancing.........................................     22

THE INVESTMENT AND FIXED ACCOUNT OPTIONS....................     22
  Variable Account Investments..............................     22
    Portfolios..............................................     22
    Voting Rights...........................................     28
    Additions, Deletions, and Substitutions of Securities...     29
  The Fixed Account.........................................     29

POLICY BENEFITS AND RIGHTS..................................     30
  Death Benefit.............................................     30
  Change in the Specified Amount............................     31
  Optional Insurance Benefits...............................     31
    Long Term/Convalescent Care Benefits Riders.............     31
    Guarantee Enhancement Rider.............................     33
  Policy Loans..............................................     33
  Amount Payable on Surrender of the Policy.................     34
  Partial Withdrawals.......................................     34
  Proceeds Options..........................................     35
  Policy after Age 100......................................     36
  Termination and Grace Period..............................     36
  Reinstatement.............................................     36
  Cancellation..............................................     37
  Postponement of Payments..................................     37

DEDUCTIONS AND CHARGES......................................     37
  Premium Expense Charge....................................     37
  Mortality and Expense Risk Charge.........................     38
  Other Variable Account Charge.............................     38
  Monthly Deduction.........................................     38
    Cost of Insurance Charge................................     38
    Monthly Expense Charge..................................     39
    Rider Charges...........................................     39
  Portfolio Expenses........................................     39
  Surrender Charge..........................................     39

                                                                PAGE
                                                              --------
  Partial Withdrawal Transaction Fee........................     39
  Transfer Fee..............................................     39
  Special Provisions for Group or Sponsored Arrangements....     40

GENERAL POLICY PROVISIONS...................................     40
  Statements to Policy Owners...............................     40
  Limit on Right to Contest.................................     40
  Suicide...................................................     41
  Misstatement as to Age and Sex............................     41
  Beneficiary...............................................     41
  Assignment................................................     41
  Dividends.................................................     41
  Notice and Elections......................................     41
  Modification..............................................     41

FEDERAL TAX CONSIDERATIONS..................................     42
  Tax Advice................................................     42
  Taxation of Lincoln Life and the Variable Account.........     42
  Tax Status of the Policy..................................     42
    Diversification Requirements............................     42
  Tax Treatment of Life Insurance Death Benefit Proceeds....     42
  Tax Deferral During Accumulation Period...................     43
    Policies Which Are MECs.................................     43
    Policies Which Are Not MECs.............................     44
  Long Term/Convalescent Care Benefits Riders...............     44
  Status of Policy after Age 100............................     44
  Actions to Ensure Compliance with the Tax Law.............     44
  Federal Income Tax Withholding............................     45

DESCRIPTION OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
  AND THE VARIABLE ACCOUNT..................................     46
  Lincoln Life..............................................     46
  Officers and Directors of Lincoln Life....................     47
  Variable Account..........................................     47

DISTRIBUTION OF POLICIES....................................     48

LEGAL PROCEEDINGS...........................................     49

REGISTRATION STATEMENT......................................     49

EXPERTS.....................................................     49

FINANCIAL STATEMENTS........................................     49

ILLUSTRATIONS...............................................    I-1

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LINCOLN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

                                  DEFINITIONS

    Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT--An accounting unit of measurement that we use to calculate the value of a Sub-Account.

AGE--An Insured's age at his or her last birthday.

BENEFICIARY(IES)--The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT--The amount payable to the Beneficiary under your Policy upon the death of the Insured, before we subtract any permitted deductions under your Policy.

DOLLAR COST AVERAGING--Our program under which we periodically transfer Policy Account Value to the Sub-Accounts of your choice, until the source you designate is exhausted or you instruct us to stop.

FIXED ACCOUNT--The portion of the Policy Account Value allocated to our general account.

GRACE PERIOD--A 61-day period during which your Policy will remain in force so as to permit you to pay a sufficient amount to keep your Policy from lapsing.

INSURED--The person whose life is insured under your Policy.

ISSUE DATE--The Issue Date in your Policy Schedule. It is the date all requirements for coverage have been met, and your Policy is approved. It is used to determine Policy Anniversaries, Policy Years and the Monthly Anniversary Day.

LOAN ACCOUNT--An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Policy Loans.

LOAN ACCOUNT VALUE--An amount equal to the sum of all amounts transferred to the Loan Account plus credited interest.

MONTHLY ANNIVERSARY DAY--The same day in each month as the Issue Date or the next Valuation Day, if that day is not a Valuation Day or is non-existent for that month. The day of the month on which the Monthly Deduction is taken from your Policy Account Value.

MONTHLY DEDUCTION--The amount deducted from your Policy Account Value on each Monthly Anniversary Day for the cost of insurance charge, the Monthly Expense Charge and the cost of any benefit Rider.

NET POLICY ACCOUNT VALUE--The Policy Account Value less the Loan Account Value.

NET PREMIUM--A Premium less any Premium Expense Charge.

POLICY ACCOUNT VALUE--The sum of the values of your interests in the Sub-Accounts, the Fixed Account and the Loan Account.

POLICY ANNIVERSARY--The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY OWNER ("YOU")--The person(s) having the privileges of ownership defined in your Policy. The Policy Owner may or may not be the same person as the Insured.

POLICY YEAR--Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S)--The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM--An amount paid to us as payment for your Policy by you or on your behalf.

RIGHT-TO-EXAMINE PERIOD--This is the 30 day time period (or a greater number of days if required by your state) after you receive your Policy. During this time you may review your Policy and make certain that it meets your needs. If you decide you do not wish to keep your Policy, you must return the Policy to us within this Right-to-Examine period and we will return to you the premium amount paid.

SEC--The United States Securities and Exchange Commission.

SPECIFIED AMOUNT--The amount designated as such on the Policy Schedule of your Policy or as subsequently changed in accordance with the terms of your Policy. It is used to determine the amount of Death Benefit.

SUB-ACCOUNT--A division of the Variable Account, which invests wholly in shares of one of the Portfolios.

SUB-ACCOUNT VALUE--The value of the assets held in a Sub-Account.

SURRENDER VALUE--The Net Policy Account Value less any Surrender Charge.

TAX CODE--The Internal Revenue Code of 1986, as amended.

VALUATION DAY--Each day the New York Stock Exchange is open for business and we are open, except any day on which we can delay payment of an amount attributable to the Variable Account as provided in "Postponement of Payments."

VALUATION PERIOD--The period of time over which we determine the change in the value of the Sub-Accounts. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each Valuation Day and ends at the close of the NYSE on the next Valuation Day.

VARIABLE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account M, which is a segregated asset account ("Separate Account") of The Lincoln National Life Insurance Company.

                    QUESTIONS AND ANSWERS ABOUT YOUR POLICY

    These are answers to questions that you may have about some of the more important features of the Policy. The Policy is described more fully in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no Loan Account Value and that current federal tax laws apply.

1.  WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

    The Policy has a Death Benefit, Policy Account Value, and other features similar to life insurance policies providing fixed benefits. It is a "flexible premium" policy because it provides some flexibility in determining when and how much Premium to pay. You should be aware, however, that unlike many flexible premium policies, the Policy requires you to pay a significant Initial Premium and your ability to pay additional Premium without submitting evidence of insurability is limited. It is a "variable" Policy because the Policy Account Value and, in some circumstances, the Death Benefit vary according to the investment performance of the Sub-Accounts to which you have allocated your Net Premiums. The Policy Account Value is not guaranteed. The Policy provides you with the opportunity to take advantage of any increase in your Policy Account Value, but you also bear the risk of any decrease.

2.  WHO MAY PURCHASE A POLICY?

    We will issue a Policy on the life of a prospective Insured age 30-75 who meets our underwriting standards.

3.  WHAT IS THE DEATH BENEFIT?

    While the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Death Benefit will be the greater of the Specified Amount or a percentage of the Policy Account Value. Before we pay the Death Benefit to the Beneficiary, however, we will subtract the Loan Account Value, any additional accrued loan interest, any due and unpaid charges, and an amount equal to the benefits paid under our Long Term/Convalescent Care Benefits Riders, if you have received any. In addition, if you withdraw part of your Policy Account Value, we will reduce the Specified Amount by an equal amount. See "Partial Withdrawals."

4.  WHAT ARE THE LONG-TERM/CONVALESCENT CARE BENEFIT RIDERS?

    These Riders provide primarily for reimbursement of certain care expenses during the life of the Insured if he or she becomes Chronically Ill, as defined in the Rider. You may select our base Rider and add additional Riders providing additional benefits. The base Rider provides for a maximum benefit equal to the Death Benefit under your Policy, less any loans, determined as of the date we approve your claim for benefits under the Rider. The payment of benefits under the base Rider in effect is a prepayment of the Death Benefit, since each benefit payment reduces the Death Benefit payable by an equal amount. You may also purchase an Extension of Benefits Rider, to provide either a fixed or gradually increasing extension of your coverage, after you have used up the coverage provided by the base Rider. There is also a monthly reimbursement limit.

    If your Policy lapses before the Insured qualifies for benefits under these Riders and prior to the Policy and Extension of Benefits Rider being in force for 3 years, the Riders also lapse. If your Policy lapses before the Insured qualifies for benefits under these Riders and after the Policy and Extension of Benefits Rider have been in force for 3 or more years, the base Rider lapses. However, the Extension of Benefits Rider has a guaranteed benefit with a benefit limit that is the greater of: (A) the monthly maximum for nursing home care; or
(B) an amount equal to the total premium paid for this Rider, including the Premium, if any, waived under any Waiver of Premium provision of the Policy. If the Policy lapses while the Insured is eligible for benefits under these Riders, we will pay or continue to pay benefits under the Riders as long as the Insured continues to be eligible for benefits, up to the maximum benefit limit.

    We deduct the cost of these Riders as part of the Monthly Deduction from your Policy Account Value. For more information, see "Long-Term/Convalescent Care Benefits Riders" in this Prospectus. Amounts deducted to pay for these Riders may be taxable to you as ordinary income. For more information, see "Federal Tax Considerations: Long Term/Convalescent Care Benefits Rider."

5.  HOW WILL THE POLICY ACCOUNT VALUE OF MY POLICY BE DETERMINED?

    Your Net Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Account Value is the sum of the values of your interests in the Sub-Accounts, plus the values in the Fixed Account and the Loan Account. Your Policy Account Value will depend on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account and the Loan Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Policy Account Value on the portion of your Net Premiums allocated to the Variable Account.

6.  WHAT ARE THE PREMIUMS FOR MY POLICY?

    Your Initial Premium must equal at least $10,000. If you choose, you may pay additional Premiums of at least $100 each, subject to the restrictions described in this Prospectus. You may pay additional Premium up to the lesser of $5,000 or 10% of your Initial Premium without providing evidence of insurability. Before we accept additional Premium in excess of that amount, however, we may require you to provide evidence of insurability, if an increase in the Death Benefit would result. We may refuse any additional Premium in our discretion; however, you may always pay any additional Premium necessary to keep your Policy in force.

7.  MAY I INCREASE OR DECREASE MY POLICY'S SPECIFIED AMOUNT?

    Yes, you have considerable flexibility to increase or decrease your Policy's Specified Amount. You may request an increase and/or decrease by sending us a written request. If you request an increase in Specified Amount, we may require that you provide us with evidence of insurability that meets our underwriting standards. We may grant or deny your request in our discretion. An increase in the Specified Amount of your Policy will increase the charges deducted from your Policy Account Value. However, it will not affect the Surrender Charge. We will not permit you to decrease the Specified Amount of your Policy below the Minimum Specified Amount shown in your Policy Schedule. For more detail, see "Change in Specified Amount."

8.  WHEN IS MY POLICY EFFECTIVE?

    In general, if we approve your application, your Policy will be effective and your life insurance coverage under the Policy will begin as of the date that we receive your Initial Premium after satisfaction of the applicable underwriting requirements. While your application is in underwriting and you have paid your Initial Premium, we may provide you with temporary life insurance coverage in accordance with the terms of our conditional receipt.

    We will begin to deduct the Policy charges as of the Issue Date. We will temporarily allocate your initial Net Premium to our Money Market Sub-Account until we allocate it to the other Sub-Accounts and/or the Fixed Account in accordance with the procedures described in the Answer to Question 9.

    If we reject your application, we will not issue you a Policy. We will return any Premiums you have paid without any interest. We will not subtract any Policy charges from the amount we refund to you.

9.  HOW ARE MY NET PREMIUMS ALLOCATED?

    Before your Premiums are allocated to the Policy Account Value, we deduct a Premium Expense Charge of 3.5% of each Premium. This charge covers a portion of our distribution expenses, state premium tax expenses and certain federal tax liabilities associated with the receipt of Premiums. For more detail, see "Premium Expense Charge." The remaining amount is called the Net Premium.

    When you apply for the Policy, you specify in your application how to allocate your Net Premiums among the Sub-Accounts and the Fixed Account. The amount allocated to any Sub-Account must be in whole percentages and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2,500. The total allocations must equal 100%. We allocate any subsequent Net Premiums in those percentages until you give us new written instructions. In the future, we may change these limits.

    If we approve your application, on the Issue Date, your initial Net Premium will be allocated to the Money Market Sub-Account. Forty days after the Issue Date, we will allocate your Policy Account Value to the Sub-Accounts and the Fixed Account in accordance with your instructions.

    Additional Premiums generally will be allocated as of the date we receive your Premium in our Administrative Office. We may delay allocating a subsequent premium if evidence of insurability is required.

    You may transfer Policy Account Value among the Sub-Accounts and the Fixed Account while the Policy is in force, by writing to us or calling us at 1-800-444-2363. We may charge a fee of $25 per transfer request (a request may involve more than a single transfer) after the first 12 transfer requests in any Policy Year, not counting Dollar Cost Averaging and Asset Rebalancing transfers. We may change the number of free transfer requests at any time, subject to the contractual limit described above, but the transfer fee will never exceed $25 per transfer request. While you may also transfer amounts from the Fixed Account, certain restrictions apply. For more detail, see "Transfer of Policy Account Value" and "Transfers Authorized by Telephone."

    You may also use our automatic Dollar Cost Averaging Program or our Asset Rebalancing program. Under the Dollar Cost Averaging Program, periodically amounts are automatically transferred to the Sub-Accounts at regular intervals from the account of your choice. For more detail, see "Dollar Cost Averaging."

    Under the Asset Rebalancing program, you periodically can readjust the percentage of your Policy Account Value allocated to each Sub-Account to maintain a pre-set level. Investment results will shift the balance of your Policy Account Value allocations. If you elect Asset Rebalancing, we periodically transfer your Policy Account Value back to the specified percentages at the frequency that you specify. For more detail, see "Asset Rebalancing."

10.  WHAT ARE MY INVESTMENT CHOICES UNDER THE POLICY?

    You can allocate and reallocate your Policy Account Value among the Sub-Accounts, each of which in turn invests in a single Portfolio. The Sub-Accounts are described under "The Investment and Fixed Account Options."

    Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying Prospectuses for the Portfolios.

    In addition, you may invest in the Fixed Account, which is part of Lincoln Life's General Account supporting its insurance and annuity obligations.

11.  MAY I TAKE OUT A POLICY LOAN?

    Yes, you may borrow money from us using your Policy as security for the loan. Because Policies usually are treated as "modified endowment contracts" ("MECs") for tax purposes, in most instances Policy Loans are treated as distributions for Federal tax purposes. Therefore, you may incur tax liabilities if you take a Policy Loan. For more detail, see "Policy Loans", and "Policies Which Are MECs."

12.  WHAT ARE THE CHARGES DEDUCTED FROM MY PREMIUMS AND MY POLICY ACCOUNT VALUE?

    PREMIUM EXPENSE CHARGE. As noted above, we deduct a 3.5% Premium Expense Charge from each Premium before it is allocated to the Policy Account Value. This charge covers a portion of our state premium tax expenses, certain federal expenses associated with the receipt of premium, and our distribution expenses.

    MORTALITY AND EXPENSE RISK. On each Valuation Day we deduct the Mortality and Expense Risk Charge from the Sub-Accounts to compensate Lincoln Life for certain mortality and expense risks assumed under the Policies. The Mortality and Expense Risk Charge is calculated at an annual effective rate equal to 1.00% of average daily net assets.

    MONTHLY DEDUCTION. We also deduct a monthly deduction from your Policy Account Value for the cost of insurance charge, the Monthly Expense Charge, and the cost of any Rider. The cost of insurance charge covers our anticipated mortality costs. The Monthly Expense Charge covers certain administrative expenses in connection with the Policies. We allocate the Monthly Deduction pro rata among your Policy Account Value in the investment options you have selected.

    TRANSFER FEE. We may charge a fee of $25 per transfer request, excluding Asset Rebalancing and Dollar Cost Averaging transfers, after the 12th transfer request in any Policy Year. We may change the number of free transfer requests and the transfer fee at any time, but you will always be able to make at least 12 free transfer requests per Policy Year and the transfer fee will never exceed $25.

    SURRENDER CHARGE. We impose a Surrender Charge to cover a portion of the sales expenses we incur in distributing the Policies. These sales expenses include agents' commissions, advertising, and the printing of Prospectuses. The Surrender Charge is described in the answer to Question 13 below and in "Surrender Charge."

    PARTIAL WITHDRAWAL TRANSACTION FEE. We impose a Partial Withdrawal Transaction Fee of $25 on each partial withdrawal (not to exceed 2% of the amount withdrawn). The Partial Withdrawal Transaction Fee is used to cover a portion of our administrative expenses.

    OTHER. In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The Prospectuses for the Portfolios describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

    FOR MORE INFORMATION. The charges assessed under the Policy are summarized in the table entitled "Policy Charges and Deductions" and described in more detail in "Deductions and Charges."

13.  DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

    While your Policy is in force, you may surrender your Policy for the Surrender Value, which is the Policy Account Value, less any Loan Account Value and any Surrender Charge. Upon surrender, life insurance coverage under your Policy will end. You may also withdraw part of your Policy Account Value through a partial withdrawal. You may not withdraw less than $500 at one time, and your partial withdrawal may not exceed 90% of the then-current Surrender Value. A partial withdrawal will reduce your Policy's Specified Amount by an equal amount. You may not make a partial withdrawal that would reduce your Policy's specified amount below the Minimum Specified Amount. We may waive or change these limits. For more detail, see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals."

    We may deduct a Surrender Charge on a surrender and a Partial Withdrawal Transaction Fee on a partial withdrawal.

    SURRENDER CHARGE. If you surrender your Policy, we may deduct a Surrender Charge. The Surrender Charge equals the amount shown in the Surrender Charge table in your Policy. The amount of the Surrender Charge decreases over time. If you surrender your Policy after fourteen Policy Years have elapsed, we will not charge a Surrender Charge.

    Generally, the Surrender Charge is equal to your Initial Premium multiplied by the applicable percentage shown in the table in "Policy Charges and Deductions" of this Prospectus. The applicable rate depends on the Insured's issue age, and the number of years elapsed since issuance.

    PARTIAL WITHDRAWAL TRANSACTION FEE. We charge a $25 Partial Withdrawal Transaction Fee (not to exceed 2% of the amount withdrawn) on each partial withdrawal.

    Benefit payments made under the Long-Term/Convalescent Care Riders do not qualify as Partial Withdrawals.

    For more detail, see "Surrender Charge."

14.  WHAT ARE THE TAX CONSEQUENCES OF BUYING MY POLICY?

    Your Policy is structured to meet the definition of life insurance contract under the Tax Code. In most circumstances, your Policy will be considered a "modified endowment contract", which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of modified endowment contracts. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy Loans, however, are treated differently. Amounts withdrawn and Policy Loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income. Also, an additional ten percent penalty tax is generally imposed on the taxable portion of amounts received before age
59 1/2. In addition, there is special tax treatment in connection with the Riders. For more information on the tax treatment of the Policy and Riders, see "Federal Tax Considerations" and consult your tax adviser.

15.  MAY I RETURN THIS POLICY AFTER IT HAS BEEN DELIVERED?

    A Policy may be returned to Lincoln Life for cancellation on or before 30 days after delivery to the Owner (or a greater number of days if required by your state). This is called the RIGHT-TO-EXAMINE PERIOD. If the Policy is returned for cancellation within the-Right-To-Examine Period, we will return any Premium Payments. However, if a Premium Payment was made by check, there may be a delay until the check clears. Any Premium Payments we receive before the end of the Right-to-Examine Period will be held in the Money Market Account.

16.  WHEN DOES COVERAGE UNDER THE POLICY END?

    Your Policy will terminate if you voluntarily surrender your Policy. Your Policy also may terminate on a Monthly Anniversary Day if the Surrender Value is insufficient to pay the Monthly Deduction and you do not pay an amount sufficient to keep the Policy in force by the end of the 61-day Grace Period.

In that circumstance, your Policy will terminate unless your Policy includes our Guarantee Enhancement Rider and you meet the conditions for keeping that Rider in effect. However, if that Rider is in effect, your coverage will continue at a reduced level. See "Guarantee Enhancement Rider."

17. MAY I GET AN ILLUSTRATION TO HELP ME UNDERSTAND HOW POLICY VALUES CHANGE WITH INVESTMENT EXPERIENCE?

    At your request and at no charge we will furnish you with a personalized illustration of Policy Account Values, Surrender Values and Death Benefits. The illustration will be personalized to reflect the proposed Insured's age, sex, underwriting classification, proposed Initial Premium, and any available Riders requested. The illustrated Policy Account Values, Surrender Values and Death Benefits will be based on certain hypothetical assumed rates of return for the Variable Account. Your actual investment experience probably will differ, and, as a result, the actual values under your Policy at any time may be higher or lower than those illustrated. The personalized illustrations will follow the methodology and format of the hypothetical illustrations attached to this Prospectus.

18.  HOW DO I AVOID ACCIDENTALLY LOSING THIS COVERAGE?

    (a) If your Policy does not have the Guaranteed Enhancement Rider (GER), then you need to be sure of two things: 1) that there is sufficient money, each month, in the Surrender Value of the Policy to pay the Monthly Deduction for that month; and 2) that, at all times, there is sufficient money in your Policy so that the Surrender Value of your Policy is greater than its Loan Account Value. (Contact your Customer Service Representative if you need Policy Values or additional information.) If at any time your Policy fails to satisfy either or both of these requirements, it will enter the Grace Period. When it does, you will be notified, and you will be given a specific number of days to satisfy those requirements. If you do satisfy the requirements within the Grace Period, you will avoid losing your coverage.

    (b) If your Policy has the (GER), you need to continue to meet all the conditions under which the GER Rider was issued (including the prohibition against taking loans or partial withdrawals), in order to keep it in force. If you keep the GER in force, and if while you have GER your Surrender Value becomes insufficient to pay a Monthly Deduction, then your Policy will enter the Grace Period. When it does, you will be notified, and you will be given a specific number of days to add money to the Policy to pay the Monthly Deduction. Should you fail to do so, you will not lose coverage completely. Rather, your coverage will continue, but at reduced limits.

                               FEES AND EXPENSES

    The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly, as a Policy Owner. The first table, labeled "Policy Charges and Deductions," describes the Policy charges and deductions you directly bear under the Policy. The second table, labeled "Portfolio Expenses," describes the fees and expenses of the Portfolios that you bear indirectly when you purchase a Policy. (See "Deductions and Charges."

    Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

                         POLICY CHARGES AND DEDUCTIONS

CHARGES DEDUCTED FROM POLICY ACCOUNT VALUE(5)

Monthly Cost of Insurance Charge:(1)
  Current                                      Guaranteed
  Ranges from $.08 per $1,000 of net amount    Ranges from $.10 per $1,000 of net amount at
  at risk to $55.29 per $1,000 of net amount   risk to $83.33 per $1,000 of net amount at
  at risk.                                     risk.
Monthly Expense Charge:
  Current:                                     $6.00 per month
  Guaranteed Maximum:                          $8.00 per month
TRANSACTION CHARGES
Transfer Fee:                                  $25 per transfer request after the first
                                               twelve transfer requests in each Policy
                                               Year(2)
Partial Withdrawal Transaction Fee:            Lesser of $25 or 2% of amount withdrawn per
                                               partial withdrawal
DEFERRED SALES CHARGE
Maximum Surrender Charge:(3)                   As a percentage of your Initial Premium

                                                     ISSUE AGE              30-50            51-65            66-75
                                                 -----------------         --------         --------         --------
                                                 Policy Years 1-10            12%                8%              6%
                                                        11                   9.6%              6.4%            4.8%
                                                        12                   7.2%              4.8%            3.6%
                                                        13                   4.8%              3.2%            2.4%
                                                        14                   2.4%              1.6%            1.2%
                                                        15                     0%                0%              0%

CHARGES DEDUCTED FROM THE SUB-ACCOUNTS
Annual Variable Account Charges:
  Mortality and Expense Risk Charge:           An annual effective rate of 1.00% of average
                                               daily net assets in the Variable Account
  Federal Income Tax Charge:                   Currently none(4)
PREMIUM EXPENSE CHARGE:                        3.5% of each Premium

------------------------
(1) The basis of the cost of insurance charges and the calculation of the net amount at risk are described in "Monthly Deduction--Cost of Insurance Charge."

(2) Transfers under our Dollar Cost Averaging and Asset Rebalancing programs do not count against the twelve free transfer limit. See "Transfer Fee."

(3) The Surrender Charge is a percentage of the Initial Premium only. Payment of additional premiums does not affect the Surrender Charge. The Surrender Charge declines to 0% after the fourteenth Policy Year. The Surrender Charge is imposed to cover a portion of the sales expense we incur in distributing the Policies. See "Surrender Charge."

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Variable Account. We reserve the right to do so in the future. See "Other Variable Account Charge."

(5) If you select our Long Term/Convalescent Care Riders or Guarantee Enhancement Rider, we will deduct an additional charge for each Rider each month as part of your monthly deduction. The monthly charge will depend upon the type of Rider(s) you select and the factors described in "Monthly Deduction--Rider Charges."

                               PORTFOLIO EXPENSES
                  (As a percentage of average daily net assets
                 after fee waivers and expense reimbursements)

                                                                                TOTAL
                                                                                ANNUAL
                                                                                 FUND                   TOTAL FUND
                                                                              OPERATING                  OPERATING
                                                                               EXPENSES      TOTAL       EXPENSES
                                                                               WITHOUT      WAIVERS        WITH
                                           MANAGEMENT    12(b)1     OTHER     WAIVERS OR      AND       WAIVERS AND
PORTFOLIO NAME                              FEES (1)      FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
--------------                             ----------   --------   --------   ----------   ----------   -----------
AIM V.I. Growth..........................     0.61%        N/A       0.22%       0.83%          N/A        0.83%

AIM V.I. International Equity............     0.73%        N/A       0.29%       1.02%          N/A        1.02%

AIM V.I. Value...........................     0.61%        N/A       0.23%       0.84%          N/A        0.84%

Alliance Growth and Income--Class A......     0.63%        N/A       0.06%       0.69%          N/A        0.69%

Alliance Premier Growth--Class A.........     1.00%        N/A       0.04%       1.04%          N/A        1.04%

Alliance Small Cap Value--Class A........     0.91%        N/A       0.04%       0.95%          N/A        0.95%

Alliance Technology--Class A(2)..........     1.00%        N/A       0.06%       1.06%        (0.04%)      1.02%

AFIS Global Small
  Capitalization--Class 2................     0.80%      0.25%       0.06%       1.11%          N/A        1.11%

AFIS Growth--Class 2.....................     0.36%      0.25%       0.02%       0.63%          N/A        0.63%

AFIS Growth--Income--Class 2.............     0.34%      0.25%       0.01%       0.60%          N/A        0.60%

AFIS International--Class 2..............     0.54%      0.25%       0.05%       0.84%          N/A        0.84%

Delaware Growth and Income--Standard
  Class(3)...............................     0.60%        N/A       0.08%       0.68%          N/A        0.68%

Delaware High Yield--Standard
  Class(3a)..............................     0.65%        N/A       0.12%       0.77%          N/A        0.77%

Delaware REIT--Standard Class(3b)........     0.75%        N/A       0.28%       1.03%        (0.18%)       .85%

Delaware Small Cap Value--Standard
  Class(3c)..............................     0.75%        N/A       0.14%       0.89%        (0.04%)      0.85%

Delaware Trend--Standard Class(3d).......     0.73%        N/A       0.11%       0.84%        (0.01%)      0.83%

Delaware U. S. Growth--Standard
  Class(3e)..............................     0.65%        N/A       0.09%       0.74%          N/A        0.74%

Deutsche VIT--EAFE Equity Index(4).......     0.45%        N/A       0.47%       0.92%        (0.27%)      0.65%

Deutsche Asset Management VIT--Equity 500
  Index(4)...............................     0.20%        N/A       0.14%       0.34%        (0.04%)      0.30%

Deutsche Asset Management VIT--Small Cap
  Index(4)...............................     0.35%        N/A       0.34%       0.69%        (0.24%)      0.45%

Fidelity VIP II: ContraFund--Service
  Class(5)...............................     0.57%      0.10%       0.09%       0.76%          N/A        0.76%

Fidelity VIP: Equity Income--Service
  Class(5)...............................     0.48%      0.10%       0.08%       0.66%          N/A        0.66%

Fidelity VIP: Growth--Service Class(5)...     0.57%      0.10%       0.09%       0.76%          N/A        0.76%

Fidelity VIP: Overseas--Service
  Class(5)...............................     0.72%      0.10%       0.17%       0.99%          N/A        0.99%

Templeton Growth Securities Class
  1(6a)..................................     0.81%        N/A       0.07%       0.88%          N/A        0.88%

Franklin Small Cap--Class 1(6b,c)........     0.53%        N/A       0.28%       0.81%        (0.04%)      0.77%

Janus Aspen Series Aggressive Growth--
  Service Shares(7)......................     0.65%      0.25%       0.02%       0.92%          N/A        0.92%

Janus Aspen Series Balanced--Service
  Shares.................................     0.65%      0.25%       0.02%       0.92%          N/A        0.92%

                                                                                TOTAL
                                                                                ANNUAL
                                                                                 FUND                   TOTAL FUND
                                                                              OPERATING                  OPERATING
                                                                               EXPENSES      TOTAL       EXPENSES
                                                                               WITHOUT      WAIVERS        WITH
                                           MANAGEMENT    12(b)1     OTHER     WAIVERS OR      AND       WAIVERS AND
PORTFOLIO NAME                              FEES (1)      FEE      EXPENSES   REDUCTIONS   REDUCTIONS   REDUCTIONS
--------------                             ----------   --------   --------   ----------   ----------   -----------
Janus Aspen Series Worldwide Growth--
  Service Shares(7)......................     0.65%      0.25%       0.05%       0.95%          N/A        0.95%

L N Aggressive Growth....................     0.70%        N/A       0.08%       0.78%          N/A        0.78%

L N Bond.................................     0.45%        N/A       0.09%       0.54%          N/A        0.54%

L N Capital Appreciation.................     0.71%        N/A       0.05%       0.76%          N/A        0.76%

L N Global Asset Allocation..............     0.72%        N/A       0.22%       0.94%          N/A        0.94%

L N International........................     0.80%        N/A       0.16%       0.96%          N/A        0.96%

L N Money Market.........................     0.48%        N/A       0.10%       0.58%          N/A        0.58%

L N Social Awareness.....................     0.33%        N/A       0.05%       0.38%          N/A        0.38%

MFS Capital Opportunities--Initial
  Class(8a,b)............................     0.75%        N/A       0.16%       0.91%          N/A        0.91%

MFS Emerging Growth--Initial Class(8a)...     0.75%        N/A       0.10%       0.85%          N/A        0.85%

MFS Total Return--Initial Class(8a)......     0.75%        N/A       0.15%       0.90%          N/A        0.90%

MFS Utilities Series--Initial
  Class(8a)..............................     0.75%        N/A       0.16%       0.91%          N/A        0.91%

Neuberger Berman AMT Mid--Cap Growth.....     0.84%        N/A       0.14%       0.98%          N/A        0.98%

Neuberger Berman AMT Regency(9a,b).......     0.85%        N/A       0.25%       1.10%          N/A        1.10%

Putnam VT Growth & Income Class IB.......     0.46%      0.25%       0.04%       0.75%          N/A        0.75%

Putnam VT Health Sciences Class IB.......     0.70%      0.25%       0.13%       1.08%          N/A        1.08%

(1) Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policy. These reimbursements are generally paid for by the advisers from their revenues and are not charged to investors.

(2) For the period January 1, 2000 through April 30, 2000, the adviser waived and/or reimbursed certain expenses of the Technology Portfolio. This waiver/reimbursement is no longer in effect. With the waiver/reimbursement the Management Fees, 12b-1 Fees, Other Expenses and Total Expenses of the Technology Portfolio were 0.99%, 0.25%, 0.07%, and 1.31%, respectively.

(3) The investment advisor for the Growth and Income Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. DMC has voluntarily elected to cap its management fee for this Series at 0.60% indefinitely.

(3) (a) The investment adviser for the High Yield Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%.

    (b) The investment adviser for the REIT Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 1.03%.

    (c) The investment adviser for the Small Cap Value Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89%.

    (d) The investment adviser for the Trend Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%.

    (e) The investment adviser for the US Growth Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.75%.

(4) Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate 0.20% of the average daily assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed .30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Under the Advisory Agreement the "Advisor", the EAFE Equity Index Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fees and to reimburse the fund.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund expenses for details.

(6) (a) The Fund administration fee is paid indirectly through the management fee.

    (b) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.

    (c) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(7) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Growth, Aggressive Growth and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(8) (a) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.84% for Emerging Growth; 0.90% for Capital Opportunities; 0.89% for Total Return; 0.90% for Utilities.

    (b) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentage of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(9) (a) Neuberger Berman Management Inc. ("NBMI") has undertaken through
        April 30, 2002 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate 1.50% of the daily net asset value of the Regency Portfolio. The expense reimbursement agreements with respect to the Regency Portfolio provide for NBMI to recoup through December 31, 2005 amounts reimbursed by NBMI under the agreements, provided such recoupment would not cause a Portfolio to exceed its respective expense limitation.

    (b) The Regency Portfolio had not commenced operations as of December 31, 2000; the expense figures for this Portfolio are estimated.

               PURCHASE OF POLICY AND ALLOCATION OF NET PREMIUMS

    APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us through one of our authorized sales representatives. We will not issue a Policy to insure someone who is younger than age 30 or older than age 75. Before we issue a Policy to you, we will require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason. If we do not issue a Policy to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements that are attached to this Prospectus or in endorsements to your Policy, as appropriate.

    In general, we will issue your Policy when (1) we have received your Initial Premium and (2) we have determined that your application meets our underwriting requirements. If you are paying Initial Premium from more than one source, we will not issue your Policy until all Premiums have been received. The Issue Date will be the effective date of your Policy. We use the Issue Date to determine Policy Anniversaries, Policy Years, and Monthly Anniversary Days.

    We will not accept your Initial Premium with your application if the requested Specified Amount of your Policy exceeds our then-current limit. In other cases, you may choose to pay the Initial Premium with your application. If you did not submit your Initial Premium with your application, we will require you to pay sufficient Premium before your life insurance policy becomes effective.

    While your application is in underwriting, if you have paid your Initial Premium we may provide you with temporary conditional life insurance coverage in accordance with the terms of our conditional receipt. The temporary conditional coverage provides coverage during the underwriting of your application, but only if you are ultimately approved for coverage on the same basis as the risk classification and Specified Amount for which you applied. This temporary conditional coverage starts when you complete your application, pay your Initial Premium, and complete any medical examination or lab test we require. We may decline acceptance of your Initial Premium for any reason until the Issue Date.

    If you pay all or a portion of your Initial Premium prior to the Issue Date, we will initially hold your Initial Premium in our General Account. On the Issue Date, we will allocate your Initial Premium to our Money Market Sub-Account. Subsequently, as described below in "Allocation of Net Premiums," we will allocate your Policy Account Value to the Sub-Accounts or the Fixed Account as you have chosen. We will begin to deduct the Policy charges as of the Issue Date.

    If we reject your application, we will not issue you a Policy. We will return any Premium you have paid. We will not subtract any Policy charges from the amount we refund to you.

    RIGHT-TO-EXAMINE PERIOD. You have 30 days (or a greater number of days if required by your state) after you receive your Policy to review it. During this time you should make certain that our Policy meets your financial and long-term care needs. If you decide that you do not want to keep your Policy, you must return it to us within this Right-to-Examine Period. We will return to you the Premium you paid.

    PREMIUMS. You must pay an Initial Premium to purchase a Policy. The minimum Initial Premium is $10,000. You may pay additional Premiums during the Insured's lifetime from the Issue Date until the Policy Anniversary following the Insured's 100th birthday. You may pay additional Premiums, provided the amount is at least $100. You may pay additional Premium up to the lesser of $5,000 or 10% of your Initial Premium without providing evidence of insurability. Before we accept additional Premium in excess of that amount, if that Premium increases the Death Benefit, we may require evidence of insurability satisfactory to us. We may refuse any additional Premium at our discretion; however, you may always pay any additional Premium necessary to keep your Policy in force. We will not accept any additional Premium beyond the Policy Anniversary Date after the Insured reaches age 100.

    The required initial Premium Payment is due on the Effective Date (the date on which the initial Premium is applied to the Policy). Our agents are authorized to accept Initial Premiums only. Any additional Premiums must be sent directly to the Administrative Office. Additional Premiums will only be credited when actually received by Lincoln Life. If you owe any Policy Loan we will treat any additional payment as a repayment of the Policy Loan and not as additional Premium, unless you instruct us otherwise in writing.

    ALLOCATION OF NET PREMIUMS. We initially allocate your Net Initial Premium to the Money Market Sub-Account on the Issue Date. Forty days after the Issue Date, we will allocate your Policy Account Value among the Sub-Accounts and the Fixed Account in accordance with your instructions. If there are outstanding requirements that prevent us from placing your Policy in force, your Premiums will not be allocated at all until requirements are satisfied.

    You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%, and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2500. You may not allocate all of your Net Premium to the Fixed Account, except as part of a Dollar Cost Averaging Program. We will allocate your Net Premiums in those percentages, until you give us new allocation instructions.

    We generally will allocate your subsequent Net Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premium in our Administrative Office. If a Premium requires underwriting, however, we may delay allocation until after we have completed underwriting. We will follow the allocation instructions in our file, unless you send us new allocation instructions with your Premium. When the Insured reaches age 100, we will transfer all of your Variable Account Value to the Fixed Account. While you may no longer transfer Policy Account Value to the Sub-Accounts, your Policy remains in force.

    If your Premium payment or other request for a change to your Policy is received on a Valuation Day, your Policy will be valued as of that same day. If the Premium is not received in our Administrative Office by the end of a Valuation Day (usually 4:00 p.m. EST), your Policy valuation will be determined on the subsequent Valuation Day. (This does not apply to your Initial Premium amount paid or any additional Premium required at the time of underwriting. See the Right-to-Examine Section for this information.)

    POLICY ACCOUNT VALUE. Your Policy Account Value is the sum of the value of your interest in the Sub-Accounts you have chosen, plus your Fixed Account Value, plus your Loan Account Value. Your Policy Account Value may increase or decrease daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Account Value.

    On the Issue Date, your Policy Account Value will equal the initial Net Premium, less the Monthly Deduction for the first Policy Month.

    On each Valuation Day, the value of your interest in each Sub-Account will equal:

    1.  The total value of your Accumulation Units in the Sub-Account; plus

    2. Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus

    3. Any Policy Account Value transferred to the Sub-Account during the current Valuation Period; minus

    4. Any Policy Account Value transferred from the Sub-Account during the current Valuation Period; minus

    5. Any amounts withdrawn by you (plus the applicable Partial Withdrawal Transaction Fee) from the Sub-Account during the current Valuation Period; minus

    6.  The portion of any Monthly Deduction allocated to the Sub-Account.

    All values under the Policy equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

    ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Sub-Account on each Valuation Day. A Sub-Account's Accumulation Unit Value for a particular Valuation Day will equal: (a) the total value of the Portfolio shares attributable to the Sub-Account plus any dividend or distribution paid during the Valuation Period; minus (b) the daily equivalent of the mortality and expense risk charge and any charge or credit imposed with respect to taxes that we paid or reserved regarding the operation of the Variable Account; divided by (c) the number of units for that Sub-Account at the beginning of the Valuation Period.

    You should refer to the Prospectuses for the Portfolios, which accompany this Prospectus, for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Sub-Account and, therefore, your Policy Account Value.

    TRANSFER OF POLICY ACCOUNT VALUE. While your Policy is in force and until the Insured reaches age 100, you may transfer Policy Account Value among the Fixed Account and Sub-Accounts in writing or by telephone. You may not request a transfer of less than $100 from a single Sub-Account, unless the amount requested is your entire balance in the Sub-Account. If less than $100 would remain in a Sub-Account after a transfer, we may reallocate this amount proportionately among the other Sub-Accounts and Fixed Account in which you have Policy Account Value. We reserve the right to change these minimums.

    We may charge a transfer fee of $25 on each transfer request after the first twelve transfer requests in any Policy Year, excluding Dollar Cost Averaging and Asset Rebalancing Transfers. We may change the number of free transfers and the transfer fee at any time, but you will always be able to make at least twelve free transfer requests per Policy Year and the transfer fee will never exceed $25.

    As a general rule, we only make transfers on days when the NYSE is open for business. Written transfer requests received at the Administrative Office by the close of the NYSE (usually 4:00 p.m. Eastern Time) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day. Transfers pursuant to a Dollar Cost Averaging or Asset Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish.

    You may make transfers from the Fixed Account to the Sub-Accounts at any time subject to the limitations described above. In the first Policy year, the fixed maximum transfer amount is the initial allocation to the Fixed Account multiplied by 25%. In addition, the total amount transferred from the Fixed Account in any one Policy Year may not exceed 25% of the Fixed Account Value on the most recent Policy Anniversary, unless the transfers are made as part of a Dollar Cost Averaging program. Your Policy permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

    We reserve the right at any time to terminate, suspend or modify the transfer privileges under your Policy, if they are exercised by a market timing firm or other third party authorized to effect transfers on behalf of multiple Policy owners. We will not take any of these steps unless transfers initiated by market timers or other unaffiliated third parties could potentially disadvantage or impair the rights of other Policy owners.

COMMUNICATIONS WITH LINCOLN LIFE

    PROPER WRITTEN FORM. Whenever this Prospectus refers to a communication "in proper written form," it means a written document, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office (usually 4:00 p.m. EST). You may also send your communication for certain requests by facsimile to the Administrative Office.

    TRANSFERS AUTHORIZED BY TELEPHONE. You may make loans, partial withdrawals and transfers by telephone, unless you advise us in writing not to accept telephonic transfer instructions. The cut-off time for telephone requests is 4:00 p.m. Eastern time. Timely requests will be processed at that day's price.

    Telephone transactions are permitted only if authorized in proper written form by the Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the identity of the caller. If the request is permitted and the caller is properly identified, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

    Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

    DOLLAR COST AVERAGING PROGRAM. Under our Dollar Cost Averaging Program, while your Policy is in force you may authorize us periodically to transfer an amount from the Fixed Account or the Money Market Sub-Account (the "source account") to the Sub-Accounts of your choice in accordance with the procedures and requirements that we establish. You must allocate at least $6,000 of Policy Account Value to your source account to start a Dollar Cost Averaging Program. The transfers will continue no longer than twelve months. They may end sooner if you instruct us to stop, your chosen source of transfer payments is exhausted, or you make a transfer from your source account outside of the Dollar Cost Averaging Program. From time to time, we may credit a higher interest rate to Fixed Account Value that is part of a Dollar Cost Averaging Program. Transfers under the Dollar Cost Averaging Program currently do not count toward the limit on free transfers. See "Transfer Fee."

    Your request to participate in this Program will be effective when we receive your completed application and/or Form at our Administrative Office at the address given on the first page of this Prospectus. An election is effective within 10 business days but only if there is sufficient value in the source accounts. Under our current procedures, we effect all dollar cost averaging transfers under all Policies on the same day each month. Call or write us for a copy of the application and additional information concerning the Program. We may change, terminate, limit or suspend the Dollar Cost Averaging Program at any time.

    The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program; nor will it prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with the Dollar Cost Averaging Program. Therefore, you should monitor your use of these Programs, as well as other transfers or withdrawals, while the Dollar Cost Averaging Program is being used. You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Programs at the same time.

    ASSET REBALANCING. Asset Rebalancing allows you to readjust the percentage of your Policy Account Value allocated to each Sub-Account to maintain a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Policy Account Value allocations. Under the Asset Rebalancing feature, we periodically will transfer your Policy Account Value, including new Net Premiums (unless you specify otherwise), back to the percentages you specify in accordance with procedures and requirements that we establish. All of your Policy Account Value allocated to the Sub-Accounts must be included in an Asset Rebalancing program. You cannot include your Fixed Account balance in an Asset Rebalancing program. Transfers under an Asset Rebalancing program do not count toward the transfer limit. See "Transfer Fee."

    You may request Asset Rebalancing when you apply for your Policy or by submitting a completed Form to us at our Administrative Office. Your election will be effective within 10 business days after our Administrative Office receives your request. Please call or write us for a copy of the request Form and additional information concerning Asset Rebalancing.

    Asset Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Account Value allocated to the better performing segments. Other investment programs may not work in concert with Asset Rebalancing. Therefore, you should monitor your use of these Programs, as well as other transfers or withdrawals, while Asset Rebalancing is being used. We may change, terminate, limit, or suspend Asset Rebalancing at any time. You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Program at the same time. In addition, your Asset Rebalancing Program will terminate automatically if you make a transfer outside the Asset Rebalancing Program.

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

VARIABLE ACCOUNT INVESTMENTS

    PORTFOLIOS. Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of a registered open-end management investment company. We briefly describe the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

    Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

    A given Fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the Funds are similar, the investment results may vary.

    In order to make the Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the Fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the Fund at annual rates of between 0.10% and 0.45% of the assets attributable to the Policies.

    The Portfolios, their investment objectives, their investment advisers and distributors, that are available under the Policies are:

                          PORTFOLIOS OF AIM FUNDS AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    AIM V.I. GROWTH FUND. Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.

    AIM V.I. INTERNATIONAL EQUITY FUND. Seeks to achieve long-term growth of capital.

    AIM V.I. VALUE FUND. Seeks to achieve long-term growth of capital. Income is a secondary objective.

           PORTFOLIOS OF ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

    GROWTH AND INCOME PORTFOLIO. Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio may also invest in fixed-income securities and convertible securities.

    PREMIER GROWTH PORTFOLIO. Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected high-quality U.S. companies that are judged likely to achieve superior earnings growth.

    ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO. Seeks long-term growth of capital. The portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the portfolio will invest at least 65% of its total assets in these types of securities. The portfolio's investment policies emphasize investment in companies that are determined to be undervalued, using a fundamental value approach.

    TECHNOLOGY PORTFOLIO. Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

                    PORTFOLIOS OF AFIS (CLASS 2 SHARES) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    AFIS-GLOBAL SMALL CAPITALIZATION FUND. The Portfolio seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The Portfolio is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

    AFIS-GROWTH FUND. The Portfolio seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Portfolio is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

    AFIS-GROWTH-INCOME FUND. The Portfolio seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Portfolio is designed for investors seeking both capital appreciation and income.

    AFIS-INTERNATIONAL FUND. The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

                PORTFOLIOS OF DELAWARE FUND (STANDARD CLASS) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    DELAWARE GROWTH AND INCOME SERIES. Seeks capital appreciation with current income as a secondary objective.

    DELAWARE GPF GROUP HIGH YIELD SERIES (FORMERLY DELCHESTER SERIES). Seeks total return and, as a secondary objective, high current income. The Portfolio invests primarily in high yield corporate bonds (commonly known as junk bonds). An investment in this Series may involve greater risks than an investment in a Portfolio comprised primarily of investment-grade bonds.

    DELAWARE GROUP REIT SERIES. Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.

    DELAWARE GPF GROUP SMALL CAP VALUE SERIES. Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

    DELAWARE GROUP TREND SERIES. Sees long-term capital appreciation by investing primarily in stocks of small companies and convertible securities of emerging and growth-oriented companies.

    DELAWARE GPF U.S. GROWTH SERIES. Seeks to maximize capital appreciation by investing in stocks of companies of all sizes. Investment management looks for stocks with low dividend yields, strong balance sheets, and high expected earnings growth rates as compared to other companies in the same industry.

                   PORTFOLIOS OF DEUTSCHE VIT FUND TRUST AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the Morgan Stanley Capital International (MSCI) EAFE-Registered Trademark- Index

(EAFE-Registered Trademark- Index) which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

    DEUTSCHE VIT EQUITY 500 INDEX FUND. The Portfolio seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

    DEUTSCHE VIT SMALL CAP INDEX FUND. The Portfolio seeks to match, as closely as possible, (before expenses) the performance of the Russell 2000 Small Stock Index (the "Russell 2000 Index"), which emphasizes stocks of small U.S. companies.

                PORTFOLIOS OF FIDELITY VIP FUNDS (SERVICE CLASS)
                       AND VARIABLE ACCOUNT SUB-ACCOUNTS

    VIP II CONTRAFUND PORTFOLIO. Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.

    VIP EQUITY INCOME. Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

    VIP GROWTH PORTFOLIO. Seeks long-term capital appreciation. The Portfolio normally purchases common stocks.

    VIP OVERSEAS PORTFOLIO. Seeks long term growth of capital by investing mainly in foreign securities.

            PORTFOLIOS OF FRANKLIN TEMPLETON VIP TRUST (CLASS 2) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    FRANKLIN SMALL CAP FUND. Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase.

    TEMPLETON GROWTH SECURITIES FUND (FORMERLY TEMPLETON STOCK FUND). Seeks long-term capital growth. It invests primarily in stocks of companies in various nations throughout the world, including the U.S. and emerging markets.

             PORTFOLIOS OF JANUS ASPEN SERIES (SERVICE SHARES) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    JAS AGGRESSIVE GROWTH PORTFOLIO. Seeks long-term growth of capital. Pursues objective in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium sized companies.

    JAS BALANCED PORTFOLIO. Seeks long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

    JAS WORLDWIDE GROWTH PORTFOLIO. To seek long-term growth of capital in a manner consistent with the preservation of capital. Pursues objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.

                           PORTFOLIOS OF LN FUNDS AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    LN AGGRESSIVE GROWTH FUND. Seeks to maximize capital appreciation. The fund invest in stocks of small, lesser known companies which have a chance to grow significantly in a short time.

    LN BOND FUND. Seeks maximum current income consistent with prudent investment strategy. The Portfolio invests primarily in medium- and long-term corporate and government bonds.

    LN CAPITAL APPRECIATION FUND. Seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk bonds.

    LN GLOBAL ASSET ALLOCATION FUND. Long-term return consistent with preservation of capital. The Portfolio allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

    LN INTERNATIONAL FUND, INC. Long-term capital appreciation. The Portfolio trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.

    LN MONEY MARKET FUND. Seeks maximum current income consistent with the preservation of capital. The Portfolio invests in high quality, short-term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

    LN SOCIAL AWARENESS FUND. Long-term capital appreciation. The Portfolio buys stocks of established companies which adhere to certain specific social criteria.

                           PORTFOLIOS OF MFS VIT AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    MFS CAPITAL OPPORTUNITIES SERIES.  Seeks capital appreciation.

    MFS EMERGING GROWTH SERIES.  Seeks to provide long-term growth of capital.

    MFS TOTAL RETURN SERIES. Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

    MFS UTILITIES SERIES. Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                     PORTFOLIOS OF NEUBERGER BERMAN AMT AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    NB AMT MID-CAP GROWTH PORTFOLIO. Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

    NB AMT REGENCY PORTFOLIO. Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

------------------------

1 "Standard and Poors," "S&P", "S&P 500", "Standard and Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

                         PORTFOLIOS OF PUTNAM FUNDS AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    PUTNAM VT GROWTH & INCOME. Seeks capital growth and current income by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.

    PUTNAM VT HEALTH SCIENCES. The fund seeks to capital appreciation by investing primarily in common stocks of the companies in the health sciences industry.

    Several of the Portfolios listed above may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Portfolio prospectuses. Please review the prospectuses carefully.

    Not all Sub-Accounts may be available under your Policy. You should contact your representative for further information on the availability of the Sub-Accounts.

    AIM ADVISORS, INC. ("AIM") is the investment adviser to each Portfolio of the AIM Funds. AIM has operated as an investment adviser since 1976.

    ALLIANCE CAPITAL MANAGEMENT, L.P. is the advisor for each of the Alliance Funds.

    CAPITAL RESEARCH AND MANAGEMENT COMPANY is the adviser to each Portfolio of the AFIS Fund.

    DELAWARE MANAGEMENT COMPANY ("DELAWARE MANAGEMENT") is the investment manager to each Portfolio of the Delaware Fund except the International Equity Series. Delaware Management and its predecessors have been managing funds since 1938. DELAWARE INTERNATIONAL ADVISERS LTD. ("DELAWARE INTERNATIONAL"), an affiliate of Delaware Management, is the investment manager for the International Equity Series. Delaware International began operating in 1990.

    DEUTSCHE ASSET MANAGEMENT, INC. is the advisor for each of the Deutsche VIT Funds.

    FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR") is the manager of each of the Fidelity VIP Portfolios.

    JANUS CAPITAL CORP. is the manager of each of the JAS Portfolios.

    DELAWARE LINCOLN INVESTMENT ADVISORS is the investment adviser to the LN Funds; and has acted as an investment adviser to mutual funds for many years. Certain of the LN Funds are subadvised by the following firms:

              PORTFOLIO                             SUB-ADVISER
              ---------                             -----------
LN Aggressive Growth, Inc.             Putnam Investment Management, L.L.C.
LN Capital Appreciation Fund, Inc.     Janus Capital Corp.
LN Global Asset Allocation Fund, Inc.  Putnam Investment Management, L.L.C.
LN International Fund, Inc.            Delaware International Advisors, Ltd.

    Delaware Management, Delaware International, Delaware Lincoln Investment Advisors and Vantage are indirect wholly-owned subsidiaries of Lincoln National Corp., which is also Lincoln Life's ultimate parent.

    MASSACHUSETTS FINANCIAL SERVICES COMPANY is the adviser to each Portfolio of the MFS Funds.

    NEUBERGER BERMAN MANAGEMENT INCORPORATED is the adviser to each Portfolio of the AMT Funds. NEUBERGER BERMAN, LLC, its affiliate, serves as investment sub-adviser to the AMT Partners Portfolio.

    PUTNAM INVESTMENT MANAGEMENT, L.L.C., is the advisor for each of the Putnam Funds.

    TEMPLETON GLOBAL ADVISORS LIMITED serves as investment adviser to the Templeton Growth Securities Fund. FRANKLIN ADVISORS, INC. serves as investment adviser to the Franklin Small Cap Fund.

    We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear that risk. YOU SHOULD CAREFULLY REVIEW THE PORTFOLIOS' PROSPECTUSES BEFORE ALLOCATING AMOUNTS TO THE SUB-ACCOUNTS.

    Each Portfolio is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

    We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

    VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Account to which you have allocated your Policy Account Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

    As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans determine the rules for voting by plan participants.

    If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

    We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

    In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

    This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

    ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer preferable, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution will comply with the requirements of the 1940 Act.

    We also reserve the right to make the following changes in the operation of the Variable Account and the Sub-Accounts:

    (a) to operate the Variable Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

    (d) to add, combine, or remove Sub-Accounts in the Variable Account;

    (e) to assess a charge for taxes attributable to the operation of the Variable Account or for other taxes, as described in "Deductions and Charges--Other Variable Account Charge.", and

    (f) to change the way in which we assess other charges, as long as the total of the other charges does not exceed the maximum guaranteed charges under the Policies.

    If we take any of these actions, we will comply with the then applicable legal requirements.

    THE FIXED ACCOUNT. THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

    You may allocate part of your Net Premiums to the Fixed Account. Under this option and after the Right-to-Examine Period, we credit interest to the Fixed Account, as described below. From time to time we will set a current interest rate applicable to Net Premiums and transfers allocated to the Fixed Account. We determine interest rates in accordance with then-current market conditions and other factors. The rates of interest that we set will never be less than an annual effective rate of 4%. We may credit interest at a higher rate, but we are not obligated to do so.

    Amounts allocated to the Fixed Account become part of the General Account of Lincoln Life. After the Right-To-Examine Period, Lincoln Life invests the assets of the General Account in accordance with applicable laws governing the investments of insurance company General Accounts.

    We may delay payment of partial or full withdrawals from the Fixed Account for up to 6 months from the date we receive your written withdrawal request. If we defer payment for more than 30 days, we will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

    DEATH BENEFIT. While your Policy is in force, we will pay the Death Benefit proceeds to the Beneficiary upon the death of the Insured. As described below in "Proceeds Options," we will pay the Death Benefit proceeds in a lump sum or apply them under an optional payment plan.

    The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit less:

    - any Loan Account Value as of the date of death,

    - any partial withdrawals;

    - any unpaid loan interest through the end of the Policy Month of death;

    - any unpaid and due charges; and

    - the total benefits paid under our Long Term/Convalescent Care Benefit Riders, if you have received any.

    We will determine the amount of the Death Benefit proceeds as of the date of the Insured's death. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death along with any other requirements that we deem necessary.

    The Death Benefit will be the greater of: (a) the Specified Amount of your Policy; or (b) the Policy Account Value multiplied by the applicable death benefit factor as described below. The death benefit factors are intended to enable your Policy to meet the definition of "life insurance contract" under the Tax Code, so that it will qualify for favorable federal income tax treatment. The death benefit factors are stated in your Policy Schedule. They vary according to the age of the Insured. Under this formula, an increase in Policy Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount. A decrease in Policy Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount). We will reduce the Specified Amount if you take a partial withdrawal. If your Policy includes our Convalescent Care Rider, a partial withdrawal also will reduce the Benefit Limit under your Rider. See "Long Term/ Convalescent Care Benefits Riders.

EXAMPLES:

                                                          EXAMPLE A   EXAMPLE B
                                                          ---------   ---------
Specified Amount........................................   $50,000     $50,000
Insured's Age...........................................        60          60
Policy Account Value on Date of Death...................   $40,000     $25,000
Applicable Death Benefit Factor.........................       130%        130%
Death Benefit...........................................   $52,000     $50,000

    In Example A, the Death Benefit equals $52,000, I.E., the greater of $50,000 (the Specified Amount) and $52,000 (the Policy Account Value at the date of death of $40,000, multiplied by the Death Benefit Factor of 130%). This amount, less any Loan Account Value and Long Term/Convalescent Care benefits paid, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

    In Example B, the Death Benefit is $50,000, i.e., the greater of $50,000 (the Specified Amount) or $32,500 (the Policy Account Value of $25,000 multiplied by the Death Benefit Factor of 130%). This amount, less any Loan Account Value and Long Term/Convalescent Care benefits paid, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

    CHANGE IN THE SPECIFIED AMOUNT. While the Policy is in force, you may change the Specified Amount. Write or call our Administrative Office to obtain the necessary Form. The change will take effect on the first Monthly Anniversary Day after we approve your request.

    If you request a decrease in Specified Amount, we will first apply it to coverage provided by the most recent increase in Specified Amount, then to the next most recent increase successively and finally to the Specified Amount under the original Policy. We will not permit a decrease in the Specified Amount of your Policy if afterward the Specified Amount remaining in force would be less than the Minimum Specified Amount shown in your Policy Schedule. The Minimum Specified Amount will reflect the Insured's age at issue, sex, rating class and history of tobacco use.

    To apply for an increase in the Specified Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence of insurability. We will not permit any increase in Specified Amount after the Insured's 75th birthday. You may not increase the Specified Amount of your Policy more often than once every twelve months.

    We may decline a request for a change in Specified Amount at our discretion. You may not change the Specified Amount if the Insured is not living on the effective date of the change or your policy is in the Grace Period.

    You should be aware that an increase in the Specified Amount of your Policy will affect the cost of insurance charges applicable to your Policy. We will deduct a larger amount of cost of insurance charges, because an increase in the Specified Amount also will increase the net amount at risk under your Policy. We will not approve a request for a Specified Amount increase if the Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase.

    OPTIONAL INSURANCE BENEFITS RIDERS. You may ask to add one or more Riders to your Policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a Rider to you. We will deduct the premiums for any Rider as part of the Monthly Deduction. For more information concerning what options we may offer, please ask your sales representative or contact us at 1-800-444-2363. At our discretion we may offer other Riders or stop offering any Rider at any time. Riders may have tax consequences.

    Not all of these Riders may be available in your state, and the terms of these benefits may differ in some states. Charges for Riders vary. Contact us for more information.

LONG-TERM/CONVALESCENT CARE BENEFITS RIDERS.

    Under these Riders, we will reimburse you for certain long-term care expenses if the Insured becomes Chronically Ill, as defined in the Riders. Other conditions apply. To obtain these benefits, you must purchase the Convalescent Care Benefits Rider described below. You may add one of the two Extension of Benefits Riders described below to tailor your coverage to your needs. THESE RIDERS MAY NOT COVER ALL OF THE LONG-TERM CARE EXPENSES INCURRED BY THE INSURED DURING THE PERIOD OF COVERAGE. ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL POLICY AND RIDER LIMITATIONS. Amounts deducted to pay for these Riders may be taxable to you as ordinary income. For more information, see "Federal Tax Considerations: Long Term/Convalescent Care Benefits Rider" below.

    CONVALESCENT CARE BENEFITS RIDER. This Rider provides the basic long-term care expenses coverage that we offer in connection with the Policy. The maximum total benefit payable under the Rider (the "Benefit Limit") is equal to the Death Benefit as of the date we approve your claim for benefits under the Rider, less the Loan Account Value. The payment of benefits under this Rider is, in effect, a prepayment of the Death Benefit, since each benefit payment reduces the Death Benefit payable by an equal amount. Accordingly, if you receive total benefits under this Rider equal to the Death Benefit under your Policy, the Policy will lapse and no Death Benefit will be payable upon the Insured's death.

Likewise, if the Insured dies while collecting benefits under this Rider, the Death Benefit will be reduced to reflect the total Benefits paid under this Rider.

    Benefit payments may not exceed the monthly benefit limit (the "Monthly Maximum"). We offer two levels of Monthly Maximum. One provides for payment of the maximum monthly benefit over a two-year period. The other provides for payment of a lower maximum monthly benefit over a three-year period. We use the two and three year periods solely as a guide in setting the Monthly Maximum for your Rider. If your covered expenses are less than the applicable Monthly Maximum, we will continue to pay benefits until the total benefit payments reach the Benefit Limit. However, if you wish to ensure the availability of coverage for longer periods, you may purchase one of the Extension of Benefit Riders described below.

    If you take a Policy Loan or partial withdrawal while you are collecting benefits under this Rider, we will reduce the Benefit Limit and the Monthly Maximum as described in the Rider.

    The types of expenses covered by the Rider are as follows: Care Planning expenses; Caregiver Training expenses; Adult Day Care expenses; Home Health Care expenses; Homemaker Services expenses; Hospice Services expenses; Respite Care expenses; Nursing Home Care expenses; Bed Reservation expenses; Assisted Living Facility expenses; and Alternative Care Services expenses. Covered expenses, and any restrictions on the types and levels of services and expenses covered, are described in more detail in the Rider.

    Subject to the terms and conditions of this Rider, benefits are payable under this Rider once the Insured has been receiving covered services for at least 90 days. We may require verification of eligibility for benefits, including a review of medical facts or an examination of the Insured by a physician of our choice.

    To submit a claim, you must give us written notice at our Administrative Office within 60 days of when you first incur an expense covered by the Rider, or as soon thereafter as is reasonably possible. We will then send you a Claim Form to fill out and return to us. Be aware that your Benefit Limit is determined as of the date when we approve your claim, not the date on which you file your claim. A decrease in your Policy Account Value while your claim is pending may reduce your Benefit Limit, if your Policy's Death Benefit is higher than the Specified Amount. See "Death Benefit." To avoid that risk, you may wish to transfer part or all of your Policy Account Value to the Fixed Account while your claim is pending.

    When we approve your claim, we will transfer the entire Policy Account Value to the Fixed Account. You may not transfer Policy Account Value from the Fixed Account as long as you continue to claim benefits under this Rider. We will continue to deduct charges from your Policy Account Value while you are claiming benefits under this Rider. The charges will reflect the decreases in the Death Benefit and the Policy Account Value resulting from the benefit payments under the Rider. You may also take Policy Loans and Partial Withdrawals. Each benefit payment will reduce the Net Policy Account Value in proportion to the reduction in the Net Death Benefit.

    If your Policy lapses while you are collecting benefits under the Rider, your coverage under the Rider will not cease. Instead, we will continue to pay benefits to you under the Rider until your total benefit payments equal the Benefit Limit. However, if the Insured is ineligible for benefits for 30 consecutive days (excluding any hospital stay), the Rider also will lapse.

    EXTENSION OF CONVALESCENT CARE BENEFITS RIDER. This Rider provides additional Long-Term/ Convalescent Care Benefits. This Rider covers the same types of expenses as the Convalescent Care Benefits Rider.

    Under this Rider, we will reimburse additional covered expenses in the amount of the Additional Benefit Limit shown in your Policy Schedule. The Additional Benefit Limit is payable when you reach the Benefit Limit in your Convalescent Care Rider. The Additional Benefit Limit is a fixed amount. It is not affected by changes in your Policy's Net Death Benefit or the Benefit Limit in your Convalescent Care Rider. This Rider also has its own Monthly Maximums. It is not affected by any changes to the Monthly Maximums in your Convalescent Care Rider.

    In addition, after your Policy and this Rider have been in effect for three years, a benefit is payable under this Rider even if a qualifying claim begins after your Policy and this Rider lapse. In this circumstance the Benefit Limit will equal the greater of the premium paid for the Rider or one month of the Monthly Maximum for Nursing Home Care in effect as of the date of lapse.

    EXTENSION OF CONVALESCENT CARE BENEFITS RIDER WITH AUTOMATIC INCREASING BENEFITS. This Rider provides the same type of benefits as the Extension of Convalescent Care Benefits Rider, except that on each Rider Anniversary the Additional Benefit Limit and Monthly Maximum for the Rider increases by 5%.

GUARANTEE ENHANCEMENT RIDER.

    While this Rider is in effect, if your Policy Account Value is insufficient to pay a Monthly Deduction when due, your Policy will not lapse. Instead we will reduce the Specified Amount of your Policy (and the Benefit Limit of any Convalescent Care Benefits Rider) to the Guaranteed Minimum Benefit. To qualify for this Benefit you must meet the following conditions:

    (1) You must have paid all premiums when due (Initial Premium and/or Planned Periodic Premiums) as required on the Policy Schedule;

    (2) You must not have taken any Policy Loan or Partial Withdrawal;

    (3) You must not have changed or added benefits, except with our written recommendation;

    (4) You must have followed any written recommendation from us to reduce the total Convalescent Care Benefit Limit, if applicable, and the Specified Amount. We will not make any recommendation to reduce your benefits below the Guaranteed Minimum Benefit.

    This Rider may not be available in all states. In the future, other riders may be made available.

    POLICY LOANS. While your Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 100% of the Surrender Value at the time a Policy Loan is made. We may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the Policy Account Value less any Surrender Charge that would be imposed on a full surrender. The minimum loan amount is the lesser of $500 or the minimum required in your state. We may change this limit. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

    We will treat as a Preferred Loan any Policy Loan that does not exceed the "gain" in your Policy when the Loan is made. Your "gain" equals your Net Policy Account Value minus your Premiums paid, plus any partial withdrawals. Any other Policy Loan is treated as Regular Loan. The effective interest rate on Preferred Loans and Regular Loans is 8% annually. Interest on Policy Loans is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest will be treated as a new Policy Loan and will accrue interest at the applicable rate.

    When we make a Policy Loan to you, we will transfer to the Loan Account a portion of the Policy Account Value equal to the loan amount. We will credit interest to your Loan Account Value at the rates shown on your Policy Schedule. Currently we credit interest at the rate of 8% annually on Loan Account Value attributable to Preferred Loans and 6% annually on Loan Account Value attributable to Regular Loans. Periodically, the interest credited to your Loan Account will be transferred to the Fixed Account and the Sub-Accounts based on your current premium allocation percentages.

    If you do not pay loan interest when due, we will transfer to the Loan Account an amount of Policy Account Value equal to the interest due on your loan. We will take the transfers pro rata from the Fixed Account and the Sub-Accounts.

    If you purchase a Policy in exchange for another life insurance policy under which a loan is outstanding, in our discretion we may permit you to continue that loan under your Policy. We will advise you of the applicable interest rate.

    You may repay all or any part of any Policy Loan while the Policy is still in effect and the Insured is living. If you have a Policy Loan outstanding, we will treat any payment we receive from you as a loan repayment, unless you instruct us otherwise in writing. We will deduct an amount equal to your loan repayment from the Loan Account and allocate your payment among the Sub-Accounts and the Fixed Account in accordance with your then current Premium allocation, unless you instruct us otherwise.

    A Policy Loan, whether or not repaid, will have a permanent effect on the Policy Account Value because the investment results of each Sub-Account and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate charged on your Policy Loan, your Policy Account Value will not increase as rapidly as it would if you had not taken a Policy Loan. If the Sub-Accounts and/or Fixed Account earn less than that rate, then your Policy Account Value will be greater than it would have been if you had not taken a Policy Loan. Also, if you do not repay a Policy Loan, your Loan Account Value will be subtracted from the Death Benefit and Surrender Value otherwise payable.

    You may realize taxable income when you take a Policy Loan. In most instances, a Policy is treated as a "modified endowment contract" for federal tax purposes. As a result, Policy Loans usually are treated as withdrawals for tax purposes, and the amount of the loan may be treated as taxable income to you. In addition, you may also incur an additional ten percent penalty tax. You should also be aware that interest on Policy Loans is generally not deductible. If your Policy lapses while a Policy Loan is outstanding and your Policy is not a MEC, you may owe taxes or suffer other adverse tax consequences. Accordingly, before you take a Policy Loan, you should consult your tax adviser and carefully consider the potential impact of a Policy Loan on your rights and benefits under the Policy.

    AMOUNT PAYABLE ON SURRENDER OF THE POLICY. While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Surrender Value determined as of the day we receive your written request at our Administrative Office, together with your Policy. Your Policy will terminate on the day we receive your written request. Before we pay a full surrender, you must provide us with tax withholding information.

    The Surrender Value equals the Policy Account Value, minus any applicable Surrender Charge, minus any Loan Account Value. We will determine the Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We generally will pay you the Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later. The determination of the Surrender Charge is described in "Surrender Charge."

    You may receive the Surrender Value in a lump sum or under any of the proceeds options described in "Proceeds Options" below.

    The tax consequences of surrendering the Policy are discussed in "Federal Tax Considerations."

    PARTIAL WITHDRAWALS. You may receive a portion of the Surrender Value by making a partial withdrawal from your Policy. You may not withdraw less than $500 at one time. Total partial withdrawals may not exceed 90% of the Surrender Value of the Policy on the day on which we accept your withdrawal request. You must request the partial withdrawal in writing, unless you previously provided us with written authorization to request partial withdrawals by telephone. Your request will be effective on the date we receive it at our Administrative Office. Before we pay any partial withdrawal, you must provide us with tax withholding information.

    When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus a $25 Partial Withdrawal Transaction Fee (not to exceed 2% of the amount withdrawn) from your Policy Account Value. Total partial withdrawals may not exceed 90% of the Surrender Value of the Policy. We will take your partial withdrawal pro rata from the Sub-Accounts and/or the Fixed Account, unless you instruct us otherwise in writing.

    A partial withdrawal will reduce the Specified Amount of your Policy as well as the Policy Account Value. We will reduce the Specified Amount by the amount of the partial withdrawal. We will not permit a partial withdrawal that would reduce the Specified Amount below the Minimum Specified Amount shown in your Policy Schedule. If you have previously increased the Specified Amount of your Policy, your partial withdrawals will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the Specified Amount of the original Policy. We will notify you of any change in the Specified Amount in our next quarterly or annual report to you.

    The tax consequences of partial withdrawals are discussed in "Federal Tax Considerations."

    PROCEEDS OPTIONS. We will pay the Surrender Value or Death Benefit proceeds under the Policy in a lump sum or under one of the proceeds options that we then offer. Our consent is needed for any payment option that would result in installment payments of less than $50. Unless we consent in writing, the proceeds options described below are not available if the payee is an assignee, administrator, executor, trustee, association, partnership, or corporation. We will not permit surrenders or partial withdrawals after payments under a proceeds option commence. We will transfer to our General Account any amount placed under a proceeds option and it will not be affected by the investment performance of the Variable Account.

    You may request a proceeds option by writing to us at our Administrative Office before the death of the Insured.

    The following proceeds options are available under the Policy:

    OPTION A--PAYMENTS FOR A FIXED NUMBER OF YEARS. We will pay equal monthly installments for a period selected by you of not less than five and not more than 25 years. Payments are based on a guaranteed interest rate of 4% compounded annually.

    OPTION B--LIFE INCOME WITH A GUARANTEE MINIMUM PAYMENT PERIOD. We will pay proceeds in equal monthly payments to the payee for as long as the payee is alive. If the payee dies before the end of the Guarantee Period, we will continue payments to a named beneficiary until the end of the Guarantee Period. We offer Guarantee Periods of ten years, fifteen years or twenty years. The amount of the payment will be determined from Option Table B in your Policy.

    OPTION C--PROCEEDS LEFT ON DEPOSIT. We will return the proceeds on deposit while the payee is alive. We will disburse the proceeds as requested by the payee. We will credit interest to unpaid balances at an annual effective rate of 4%. The amount left on deposit must equal at least $2,500 unless we agree otherwise.

    OPTION D--PAYMENTS OF FIXED AMOUNT UNTIL PROCEEDS ARE EXHAUSTED. We will pay equal monthly installments until the proceeds are exhausted. We will credit interest to unpaid balances at an annual effective rate of 4%.

    When we begin to make payments under Options A, B and D, we will tell you the amount of your installment payment. Your installment payment will never be less than the amounts determined using the tables in the Policy. It may be higher.

    In our discretion, from time to time we may credit interest in addition to the interest guaranteed under the proceeds options. If the payee dies, under Options A and B, we will pay the commuted value of the remaining payments to the payee's estate; under Options C and D, we will pay the unpaid balance left with us plus any unpaid interest.

    In addition, we may agree to other proceeds option plans. Write or call us to obtain information about them.

    POLICY AFTER AGE 100. Your Policy does not have a maturity date. On the Policy Anniversary after the Insured reaches age 100, and while the Policy is in force, we will make the following changes to your Policy:

    - We will transfer all of your Variable Account Value to the Fixed Account. We will continue to credit interest to the Fixed Account as described above.

    - We will discontinue charging a cost of insurance charge, and we will not deduct any other charge.

    - We will not accept any additional Premium.

    The other provisions of the Policy will continue in force.

    TERMINATION AND GRACE PERIOD. The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

    (a) you surrender your Policy;

    (b) the Grace Period ends without payment of sufficient additional Premium and your Policy does not have an in force Guarantee Enhancement Rider; or

    (c) the Insured dies.

    Your Policy will enter the Grace Period if on a Monthly Anniversary Day the Surrender Value is insufficient to pay the Monthly Deduction or the Loan Account Value exceeds the Surrender Value. You will be given a 61-day Grace Period in which to pay an amount sufficient to keep your Policy in force after the end of the Grace Period.

    At least 30 days before the end of the Grace Period, we will send you and any assignee a notice telling you that you must pay at least the amount shown in the notice by the end of the Grace Period to prevent your Policy from terminating. The notice will state the amount of the Premium or repayment of Policy Loans necessary such that the Net Policy Account Value is at least equal to two times the Monthly Deduction amount. You may pay a larger amount if you wish. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy will end at the end of the Grace Period unless your Policy has an in force Guarantee Enhancement Rider. See "Guarantee Enhancement Rider" above.

    Your Policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by an amount equal to the Monthly Deductions due and unpaid. See "Death Benefit."

    REINSTATEMENT. If your Policy lapses during the life of the Insured, you may apply for reinstatement of your Policy by paying us the reinstatement Premium. You must request reinstatement within five years from the end of the Grace Period while the Insured is living. The reinstatement Premium is equal to any charges due and unpaid on the date of lapse plus an amount sufficient to keep your Policy from entering the Grace Period for two months. If you choose, you may pay a larger amount. If any Policy Loan was outstanding at the time of lapse, you must either repay or reinstate the loan before we will reinstate your Policy. In addition, you must provide evidence of insurability satisfactory to us. The Policy Account Value on the reinstatement date will reflect the Premium paid at the time of reinstatement. We will advise you of the Surrender Charge, if any, that will apply to surrender of your Policy after reinstatement. All Policy charges will continue to be based on your original Issue Date.

    CANCELLATION. You may cancel your Policy by returning it to us within thirty days after you receive it. If you return your Policy, it terminates and we will pay you an amount equal to your Premium. We will pay the refund within seven days of receiving your request. No Surrender Charge is imposed upon return of your Policy within the right to return period.

    POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to the Policy Account Value allocated to the Variable Account within seven days, except:

    - whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

    - when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Variable Account's investments or determination of the value of its net assets is not reasonably practicable; or

    - at any other time permitted by the SEC for your protection.

    In addition, we may delay payment of Policy Account Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             DEDUCTIONS AND CHARGES

    We assess charges and deductions under your Policy against Premiums, the Sub-Accounts and the Policy Account Value. Additional deductions and expenses are paid out of the assets of the underlying mutual fund Portfolios, as described in the Prospectuses of the Portfolios.

    We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

    PREMIUM EXPENSE CHARGE. We charge a premium expense charge of 3.5% of each Premium paid. The premium expense charge is intended to cover a portion of our state premium tax expenses, certain federal tax liabilities resulting from the receipt of Premiums, and a portion of our distribution expenses. State premium tax rates vary from 0% to 4.0%. We do not vary this charge to reflect the actual premium tax rate in individual states or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state.

    MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we will take a deduction from the Sub-Accounts to compensate Lincoln Life for certain expenses incurred in connection with this Policy. The mortality and expense risk charge will be calculated at an annual effective rate equivalent to 1.00% of average daily net assets of each Sub-Account, as described in the table of Policy Charges and Deductions on page [8]. The amount deducted will be determined on each Valuation Day.

    The mortality and expense risk charge is intended to compensate us for incurring certain expenses and assuming certain mortality risks under the Policies. The mortality risk assumed in relation to the Policy includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Anniversary Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.

    OTHER VARIABLE ACCOUNT CHARGE. We currently are not maintaining a provision for taxes attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). In the future, however, we may make such a charge. Charges for other taxes, if any, attributable to the Variable Account or to this class of Policies may also be made.

    MONTHLY DEDUCTION. Each month on the Monthly Anniversary Day we will take a Monthly Deduction from your Policy Account Value. The Monthly Deduction will consist of a cost of insurance charge, a Monthly Expense Charge, and any charges for optional benefit Riders. We deduct the Monthly Deduction pro rata from your interests in the Sub-Accounts and your Fixed Account balance.

    COST OF INSURANCE CHARGE. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in your Policy.

    The current monthly cost of insurance charge is equal to the current cost of insurance rate times the net amount at risk. The net amount at risk is (a)-(b), where:

    (a) is the Death Benefit on the first day of the Policy Month divided by 1.0032737; and

    (b) the Policy Account Value on the first day of the Policy Month prior to the deduction of the monthly Cost of Insurance and any rider costs based on the monthly Cost of Insurance.

    Rates may differ based on the age, sex, rating class and history of tobacco use of the Insured. Your guaranteed cost of insurance rates are set forth in the mortality tables in your Policy. Because the net amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge is likely to differ each month. If the Insured is still living and your Policy is in effect on the first Policy Anniversary after the Insured's 100th birthday, we will discontinue charging you a cost of insurance charge.

    We determine the cost of insurance charge separately for the initial Specified Amount and each subsequent increase. The current cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We guarantee, however, that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Policy. We base our cost of insurance rates on the Insured's sex, attained age or, for the first seven Policy Years, issue age and duration, rating class, and history of tobacco use. However, we issue unisex Policies in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, age last birthday, and history of tobacco use.

    MONTHLY EXPENSE CHARGE. We charge a Monthly Expense Charge of $6.00 per month. We may raise or lower this charge, but it will never exceed $8.00 per month. The Monthly Expense Charge is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports.

    RIDER CHARGES. If you select our Long Term/Convalescent Care Riders or Guarantee Enhancement Rider, each month we will deduct a charge for each Rider. The charge is intended to cover our anticipated costs for providing the benefits offered under the Rider(s) you have selected. The monthly charge will depend on the type of Rider you select and the level of coverage provided. The monthly charge for our base Long-Term/Convalescent Care Rider also is based on the Insured's Age. The monthly charge for our other Long-Term/Convalescent Care Riders reflects the Insured's Age at issue. The monthly charge for our Guarantee Enhancement Rider is a percentage of Policy Account Value.

    PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Account Value. The Variable Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For a summary of current estimates of these charges and expenses, see "Policy Charges and Deductions" above. For more information concerning the investment advisory fees and other charges against the Portfolios, see the Prospectuses and the statements of additional information for the Portfolios, which are available upon request.

    We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

    SURRENDER CHARGE. If you surrender your Policy, you may pay a Surrender Charge. The Surrender Charge equals the amount shown in the table in your Policy for the Policy Year in which surrender occurs. The Surrender Charge equals a percentage of your Initial Premium. The applicable Surrender Charge percentages are shown in "Policy Charges and Deductions". The applicable percentage is based on the Insured's age at issue and the number of complete years elapsed since the Issue Date. The amount of the Surrender Charge decreases over time. After the 14th Policy Year, the Surrender Charge is 0%. Payment of additional Premiums does not affect the Surrender Charge. Changes in the Specified Amount of your Policy will not affect the Surrender Charge.

    The Surrender Charge is imposed to cover a portion of our actual distribution expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, to the extent distribution costs are not recovered by the Surrender Charge, Partial Withdrawal Transaction Fee or the premium expense charge, we may make up any shortfall from the assets of our General Account, which includes funds derived from the mortality and expense risk charges charged to the Sub-Accounts and other fees and charges under the Policies.

    PARTIAL WITHDRAWAL TRANSACTION FEE. We also charge a Partial Withdrawal Transaction Fee on a partial withdrawal from your Policy. The Partial Withdrawal Transaction Fee is $25 (not to exceed 2% of the amount withdrawn) on each partial withdrawal. The Partial Withdrawal Transaction Fee is used to cover a portion of our administrative expenses in processing partial withdrawal requests. See "Surrender Charge" above.

    TRANSFER FEE. We charge a maximum transfer fee of $25 per transfer request after the first twelve transfer requests in any Policy Year, excluding transfers under our Dollar Cost Averaging and Asset Rebalancing Programs. We may change the number of free transfer requests and the transfer fee at any time, but you will always be able to make at least 12 free transfer requests per Policy Year and the transfer fee will never exceed $25.

    We will deduct the transfer fee from the Policy Account Value remaining in the Sub-Account or the Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will subtract it from the transferred amount.

    SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for Policies issued under these arrangements. Among other things, we may waive Surrender Charges and deductions to employees, officers, directors, agents, and immediate family members of the foregoing. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application for a Policy. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants and anticipated Premiums from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

    From time to time, we may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other owners of all other policies funded by the Variable Account.

                           GENERAL POLICY PROVISIONS

    STATEMENTS TO POLICY OWNERS. We will maintain all records relating to the Variable Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Account Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Loan Account Value, repayment of loans, partial withdrawals, earnings, Premiums paid, deductions made since the last annual report, reinstatement and termination. We will also include any information required by federal or state law or regulation. Upon request, we will send you an additional report at any time. We may charge you up to $25 for this additional report. We will tell you the current charge before we send you the report.

    In addition, we will send you the financial statements of the Portfolios and other reports as specified in the Investment Company Act of 1940, as amended. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

    LIMIT ON RIGHT TO CONTEST. In the absence of fraud, we may not contest the insurance coverage under your Policy after it has been in force for two years while the Insured is alive or for two years after any increase in the Specified Amount or any reinstatement. The two-year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

    In issuing your Policy, we rely on your application. Your statements in that application and any supplemental applications, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with your application to void your Policy or to deny a claim, unless that statement is a part of the application or an amendment thereto.

    SUICIDE. If the Insured commits suicide while sane or insane within two years of the Issue Date, the Death Benefit would be limited to the Premiums paid, less any Loan Account Value, Partial Withdrawals, and the cost of any riders, and the Policy will end. Likewise, if the Insured dies by suicide while sane or insane within two years after the effective date of any increase in the Specified Amount or reinstatement, the amount we will pay you (a) with respect to that increase will be limited to the Monthly Deductions taken in connection with that increase; and (b) with respect to the reinstatement will be limited to the Premiums paid since the reinstatement adjusted as described above. The suicide provisions may vary in certain states to comply with the requirements of state insurance laws and regulations.

    MISSTATEMENT AS TO AGE AND SEX. If the age or sex of the Insured is incorrectly stated in the application, we will adjust any proceeds appropriately as specified in your Policy.

    BENEFICIARY. You name the original Beneficiary(ies) in your Policy application. You may designate numbered classes of Beneficiaries to show priority of payment. You may assign more than one beneficiary to each class. You may change the Beneficiaries at any time while the Insured is alive, except irrevocable Beneficiaries may not be changed without their consent.

    You must request a change of Beneficiary in writing. We will provide a Form to be signed and filed with us. Your request for a change in Beneficiary will take effect as of the date you signed the Form after we acknowledge receipt in writing. Until we acknowledge receipt of your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

    If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary in the highest priority class is living, we will distribute the proceeds among the next highest class having a living member. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary of any class is living, we will pay the proceeds to the Policy Owner or the Policy Owner's estate.

    ASSIGNMENT. While the Insured is alive, you may assign your Policy as collateral security. You must notify us in writing if you assign your Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent penalty tax. You should consult your tax adviser before assigning your Policy.

    DIVIDENDS.  We will not pay any dividend under the Policy.

    NOTICE AND ELECTIONS. To be effective, all notices and elections under the Contract must be in writing, signed by you, and received by us at our Administrative Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Administrative Office complete with all necessary information.

    MODIFICATION. We reserve the right to modify your Policy without your express consent, in the circumstances described in this Prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of your Policy will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

                           FEDERAL TAX CONSIDERATIONS

    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to attempt to prevent you from being considered the owner of the assets of the Separate Account for tax purposes.

    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECS

    CHARACTERIZATION OF A POLICY AS A MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be included as income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, usually no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless it is possible that some or all of the loan proceeds may be included as income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

    LONG-TERM/CONVALESCENT CARE BENEFITS RIDER. The Riders are intended to be "qualified long-term care insurance contracts" under Section 7702B(b) of the Tax Code. Benefits paid under such qualified contracts will be excludable from income. Under current law, amounts deducted to pay for these Riders are treated for tax purposes as distributions from your Policy. Accordingly, if your Policy is a MEC or in certain circumstances if your Policy is not a MEC, the Rider charges assessed against the Policy Account Value may be taxable to you as income. Furthermore, if your Policy is a MEC, these deductions may be subject to a 10% penalty tax described above.

    The Riders may be issued in certain states as "non-qualified" Riders. "Non-qualified" means that the Rider does not constitute qualifed long term care insurance under section 7702B(b) of the Tax Code. The first page of the your Rider will state whether it is issued as qualified or non-qualified Rider. The tax treatment of the charges for and the benefits received from such a Rider are uncertain. Accordingly, you should consult a tax adviser before adding a non-qualified Rider to your Policy or requesting benefits from such a Rider.

    STATUS OF POLICY AFTER AGE 100. As described above, on the Policy Anniversary after the Insured's age 100, we transfer the Variable Account Value to the Fixed Account and make certain other changes to the Policy. We believe that the Policy will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty as to this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each partial withdrawal or surrender made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability. Distributions to pay Long Term/Convalescent Care benefits are not subject to withholding.

    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, adding riders, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

    TAX STATUS OF LINCOLN LIFE. Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

                            FAIR VALUE OF THE POLICY

    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insured grows older. Moreover, on the death of the Insured, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

                     LINCOLN LIFE, THE SEPARATE ACCOUNT AND
                              THE GENERAL ACCOUNT

    The Lincoln National Life Insurance Company (Lincoln Life), organized under Indiana Law in 1905, is one of the largest stock life insurance companies in the United States. Lincoln Life is engaged primarily in the direct issuance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

    Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

    Lincoln Life Flexible Premium Variable Life Account M ("Account M") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account M attributable to the Policies, though our property, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy our obligations under the Policies. Account M income, gains, and losses are credited to or charged against Account M without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account M's or our management, investment practices, or policies. We have numerous other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

    Account M is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day, (any day on which the New York Stock Exchange is open) Net Premium Payments allocated to Account M will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account M are raised by selling Fund shares at net asset value.

    The Funds and their investment objectives, which they may or may not achieve, are described in FUNDS. More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and in compliance with regulatory requirements if, in our sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant. In addition, a particular Fund may no longer be available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

                     DIRECTORS AND OFFICERS OF LINCOLN LIFE

    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802, and each has been employed by Lincoln Life or its affiliates for more than 5 years.

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------  ------------------------------------------------------------
JON A. BOSCIA                       Chief Executive Officer and Chairman of the Board of
PRESIDENT AND DIRECTOR              Directors [3/01 -- present] Lincoln National Corporation;
1500 Market Street                  President and Director [12/99 -- present] The Lincoln
Suite 3900                          National Life Insurance Company. Formerly: President, Chief
Philadelphia, PA                    Executive Officer and Director [1/98 -- 3/01], Lincoln
19102                               National Corporation; President, Chief Executive Officer and
                                    Director [10/96 -- 1/98] and President and Chief Operating
                                    Officer [5/94 -- 10/96], The Lincoln National Life Insurance
                                    Company.
JANET CHRZAN                        Senior Vice President and Chief Financial Officer [4/00 --
SENIOR VICE                         present], Formerly: Vice President and Treasurer [8/95 --
PRESIDENT AND                       4/00], The Lincoln National Life Insurance Company.
CHIEF FINANCIAL
OFFICER
JOHN H. GOTTA                       Chief Executive Officer of Life Insurance, Senior Vice
CHIEF EXECUTIVE                     President, Assistant Secretary and Director [12/99 --
OFFICER OF LIFE                     present]. Formerly: Senior Vice President and and Assistant
INSURANCE, SENIOR                   Secretary [4/98 -- 12/99], Senior Vice President [2/98 --
VICE PRESIDENT,                     4/98], Vice President and General Manager [1/98 -- 2/98],
ASSISTANT SECRETARY                 The Lincoln National Life Insurance Company; Senior Vice
AND DIRECTOR                        President [3/96 -- 12/97], Connecticut General Life
350 Church Street                   Insurance Company; Vice President [8/94 -- 3/96],
Hartford, CT 06103                  Connecticut (Massachusets Mutual) Mutual Life Insurance
                                    Company.
HALDEMAN, CHARLES E.                Director [7/00 -- present], The Lincoln National Life
DIRECTOR                            Insurance Company; President, Chief Executive Officer and
One Commerce                        Director [1/00 -- present], Lincoln National Investment
2005 Market Street                  Companies, Incorporated; President, Chief Executive Officer
Philadelphia, PA 19103              and Director [1/00 -- present], Delaware Management
                                    Holdings, Incorporated; President and Director [7/00 --
                                    present], Lincoln Investment Management, Incorporated.
                                    Formerly: President and Chief Operating Officer [2/98 --
                                    1/00], United Asset Management Corporation; Director and
                                    Partner [1/85 -- 12/99], Cooke & Bieler, Incorporated.
J. MICHAEL HEMP                     President and Director [7/97 -- present], Lincoln Financial
SENIOR VICE PRESIDENT               Advisors Incorporated; Senior Vice President [formerly Vice
350 Church Street                   President] [10/95 -- present], The Lincoln National Life
Hartford, CT 06103                  Insurance Company.

        NAME, ADDRESS AND
   POSITION(S) WITH REGISTRANT                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
----------------------------------  ------------------------------------------------------------
GARY W. PARKER                      Senior Vice President and Chief Product Officer [3/00 --
SENIOR VICE PRESIDENT               present], Vice President, Product Management [7/98 -- 3/00],
AND CHIEF PRODUCT OFFICER           The Lincoln National Life Insurance Company. Formerly:
350 Church Street                   Senior Vice President, Life Products [10/97 -- 6/98], Vice
Hartford, CT 06103                  President, Marketing Services [9/89 -- 10/97], Life of
                                    Virginia.
LAWRENCE T. ROWLAND                 Executive Vice President [10/96 -- present], Formerly:
EXECUTIVE VICE PRESIDENT AND        Senior Vice President [1/93 -- 10/96], The Lincoln National
DIRECTOR                            Life Insurance Company. Chairman, Chief Executive Officer,
One Reinsurance Place               President and Director [10/96 -- present], Formerly: Senior
1700 Magnavox Way                   Vice President [10/95 -- 10/96], Vice President [10/91 --
Fort Wayne, IN 46802                10/95], Lincoln National Reassurance Company.
LORRY J. STENSRUD                   Chief Executive Officer of Annuities, Executive Vice
CHIEF EXECUTIVE                     President and Director [6/00 -- present], The Lincoln
OFFICER OF ANNUITIES,               National Life Insurance Company. Formerly: President and
EXECUTIVE VICE                      Chief Executive Officer [6/95 -- 6/00], Cova Life Insurance
PRESIDENT AND DIRECTOR              (Xerox Life).
TODD R. STEPHENSON                  Senior Vice President and Treasurer [4/00 -- present], The
SENIOR VICE PRESIDENT               Lincoln National Life Insurance Company. Formerly: Senior
AND TREASURER                       Vice President, Chief Financial Officer and Assistant
                                    Treasurer [3/99 -- 4/00], The Lincoln National Life
                                    Insurance Company; Senior Vice President and Chief Operating
                                    Officer [1/98 -- 3/99], Lincoln Life & Annuity Distributors,
                                    Inc.; Senior Vice President and Chief Operating Officer
                                    [1/98 -- 3/99], Lincoln Financial Advisors Corporation;
                                    Senior Vice President, Treasurer, Chief Financial Officer
                                    and Director [2/95 -- 12/97], American States Insurance
                                    Company.
RICHARD C. VAUGHAN                  Executive Vice President and Chief Financial Officer
DIRECTOR                            [1/95 -- present], Formerly: Senior Vice President and
Centre Square                       Chief Financial Officer [6/92 -- 1/95], Lincoln National
West Tower                          Corporation.
1500 Market Street
Suite 3900
Philadelphia, PA 19102
MICHAEL R. WALKER                   Senior Vice President and Chief Development Officer [3/00 --
SENIOR VICE PRESIDENT               present], Senior Vice President [1/98 -- 3/00], Vice
AND CHIEF DEVELOPMENT               President [1/96 -- 1/98], The Lincoln National Life
OFFICER                             Insurance Company. Formerly: Vice President [3/93 -- 1/96],
350 Church Street                   Employers Health Insurance Company.
Hartford, CT 06103

                            DISTRIBUTION OF POLICIES

    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the Policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Principal Underwriter has overall responsibility for establishing a selling plan for the Policies. Our principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802.

    The Policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp. or Lincoln Financial Distributors (both registered representatives affiliated with Lincoln). The Policy may also be sold by registered representatives of other broker-dealers. Registered representatives may receive commission and service fees up to 8.0% of the first year premium. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts over time based on Accumulation Value. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, newsletters and training.

    The selling office receives additional compensation on the first year premium and all additional premiums. In some situations the selling office may elect to share its commission with the registered representative. Depending on the particular selling arrangements there may be others who Lincoln compensates for distribution activities. (For example, Lincoln Life may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)

    All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

                               LEGAL PROCEEDINGS

    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

    Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

    After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

                             REGISTRATION STATEMENT

    We have filed a registration statement with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Variable Account, Lincoln Life, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

                                    EXPERTS

    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life opinion and/or consent (will be filed by Amendment).

    Actuarial matters opinion and/or consent (will be filed by Amendment).

    Legal matters in connection with the Policies described herein opinion and/or consent (will be filed by Amendment).

                              FINANCIAL STATEMENTS

    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life will be filed by amendment.

                       LINCOLN LIFE FINANCIAL STATEMENTS
                           [TO BE FILED BY AMENDMENT]

                    ILLUSTRATIONS OF POLICY ACCOUNT VALUES,
                       SURRENDER VALUES, DEATH BENEFITS,
                    AND LONG-TERM/CONVALESCENT CARE BENEFITS

    The following tables have been prepared to help show how values under Policies change with investment experience. The tables illustrate how Policy Account Values, Surrender Values, Death Benefits, and Long-Term/Convalescent Care Benefits ("LTC Benefits") under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0% and 10%. If the hypothetical gross investment rate of return averages 0% or 10%, but fluctuates over or under those averages throughout the years, the Policy Account Values, Surrender Values, Death Benefits, and LTC Benefits may differ.

    The amounts shown for the Policy Account Value, Surrender Value, Death Benefit, and LTC Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the assets held in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.00% of average daily net assets to compensate Lincoln Life for assuming mortality and expense risks under the Policies. The illustrations also reflect the deduction of the Premium Expense Charge of 3.5% of each Premium.

    In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.81%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 0.87%. Lincoln Life anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio, that change will be reflected in the net asset value of the corresponding Portfolio.

    The tables also reflect applicable charges including monthly cost of insurance charges and a monthly expense charge of $6.00 per month on a current basis and $8.00 per month as a guaranteed maximum. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges and monthly expense charges. After deduction of these amounts (other than the cost of insurance charges, monthly expense charges and premium expense charges), hypothetical gross average investment rates of return of 0% and 10% correspond to approximate net annual investment rates of return of -1.85%% and 8.15%, respectively on both a current and guaranteed basis. Cost of insurance rates vary by issue age (or attained age in the case of increases in Specified Amount), sex, tobacco use, rating class and Policy Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above. Surrender Values reflect a surrender charge that is applicable during the first fourteen Policy Years.

    The tables illustrate the Policy Account Values, Surrender Values, Death Benefits, and maximum LTC Benefits that would result based upon the hypothetical investment rates of return if no Premium other than the indicated Initial Premium is paid, if the entire Initial Premium is allocated to the Separate Account, if no Policy loans are taken, and if no LTC Benefits are paid. The tables also assume that no partial withdrawals or transfers have been made. Partial withdrawals are subject to a charge of $25 per transaction (not to exceed 2% of the amount withdrawn). Partial withdrawals and loans will reduce the Death Benefit and LTC Benefits payable.

    Values are shown for Policies that are issued to standard class Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Policy Account Values, Surrender Values, Death Benefits, and LTC Benefits than those illustrated. Females generally have a more favorable guaranteed rate structure than males.

    The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

    The illustrated Policy has a LTC Benefits Rider that prepays the Death Benefit to reimburse expenses for long-term/convalescent care. The illustrated Policy also has an Extension of Benefits Rider ("EOB Rider") that provides additional long-term care benefits after the entire Death Benefit amount has been exhausted. The LTC Benefits shown in the attached tables reflect the total benefits payable under the LTC Benefits Rider and the EOB Rider. Monthly benefit payments can begin after a 90-day deductible period. Long-term care benefits are subject to special federal tax requirements, which are described in the prospectus in "Federal Tax Considerations: Long-Term/Convalescent Care Benefits Rider."

    LTC Benefits payable under these riders are subject to a monthly benefit limit. The initial monthly benefit limits under the illustrated LTC Benefits Rider and EOB Rider are as follows:

Initial Home Health Care Monthly Benefit:...................  $3000.00
Initial Nursing Home Care Monthly Benefit:..................  $3000.00
Initial Home Assisted Living Monthly Benefit:...............  $3000.00
Initial Home Adult Day Care Monthly Benefit:................  $3000.00

    The LTC Benefits Rider illustrated in effect provides for payment of the maximum monthly benefit over a two-year period. Accordingly, the actual maximum monthly amount payable under the LTC Benefits Rider equals the Death Benefit at the time of the claim divided by 24. The EOB Rider illustrated in effect provides for payment of the maximum monthly benefit for an additional two years. The amount of the benefits payable under the EOB Rider is not affected by changes in the Death Benefit.

    We also offer a Guarantee Enhancement Rider. This Rider provides for the lifetime minimum benefits shown as long as the following specified conditions are met: (1). You must have paid all premiums when due (Initial Premium and/or Planned Periodic Premiums) as required on the Policy Schedule; (2). You must not have taken any Policy Loan or Partial Withdrawal; (3). You must not have changed or added benefits, except with our written recommendation; and (4). You must have followed any written recommendation from us to reduce the total Convalescent Care Benefit Limit, if applicable, and the Specified Amount. We will not make any recommendation to reduce your benefits below the Guaranteed Minimum Benefit.

    The charges for optional benefit Riders are deducted from your Policy Account Value as part of the Monthly Deduction. These riders are described in more detail in the prospectus.

    Unless a Guarantee Enhancement Rider is in effect, where the Surrender Value shown in an illustration is zero, the Policy (including any LTC Benefits or EOB Rider) may lapse in accordance with the Grace Period provisions if you do not pay sufficient additional Premium. However, if your Policy lapses while you are collecting LTC Benefits, we will continue to pay you LTC Benefits as provided in your Riders, while you continue to qualify for LTC Benefits.

    Upon request, Lincoln Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed Initial Premium, and any available Riders requested.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                     MALE STANDARD NON-SMOKER ISSUE AGE 65
                            $38,253 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                      VALUES--GUARANTEED COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $38,253    $34,899     $31,983    $73,000    $146,000
          2                66             0     32,765      29,849     73,000     146,000
          3                67             0     30,495      27,579     73,000     146,000
          4                68             0     28,062      25,147     73,000     146,000
          5                69             0     25,431      22,515     73,000     146,000
          6                70             0     22,545      19,629     73,000     146,000
          7                71             0     19,361      16,445     73,000     146,000
          8                72             0     15,820      12,904     73,000     146,000
          9                73             0     11,818       8,902     73,000     146,000
         10                74             0      7,249       4,333     73,000     146,000
         11                75             0          0           0          0           0
         12                76             0          0           0          0           0
         13                77             0          0           0          0           0
         14                78             0          0           0          0           0
         15                79             0          0           0          0           0
         16                80             0          0           0          0           0
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 38,560   $ 35,645    $ 73,000   $146,000
          2              40,291     37,376      73,000    146,000
          3              42,122     39,206      73,000    146,000
          4              44,066     41,150      73,000    146,000
          5              46,138     43,222      73,000    146,000
          6              48,349     45,433      73,837    146,837
          7              50,688     47,773      75,787    148,787
          8              53,124     50,209      77,817    150,817
          9              55,641     52,725      79,905    152,905
         10              58,233     55,318      82,059    155,059
         11              60,905     58,572      84,291    157,291
         12              63,659     61,910      86,602    159,602
         13              66,504     65,338      89,000    162,000
         14              69,443     68,859      91,483    164,483
         15              72,480     72,480      94,052    167,052
         16              75,616     75,616      96,705    169,705
         17              78,845     78,845      99,432    172,432
         18              82,157     82,157     102,236    175,236
         19              85,548     85,548     105,122    178,122
         20              89,013     89,013     108,093    181,093
         21              92,558     92,558     111,163    184,163
         22              96,188     96,188     114,337    187,337
         23              99,918     99,918     117,626    190,626
         24             103,765    103,765     121,038    194,038
         25             107,749    107,749     124,576    197,576
         26             111,892    111,892     128,241    201,241
         27             116,226    116,226     132,043    205,043
         28             120,784    120,784     135,979    208,979
         29             125,601    125,601     140,042    213,042
         30             130,689    130,689     144,188    217,188
         31             136,023    136,023     148,352    221,352
         32             141,502    141,502     152,421    225,421
         33             146,922    146,922     156,233    229,233
         34             152,002    152,002     159,646    232,646
         35             157,385    157,385     163,680    236,680

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect guaranteed cost of insurance charges and guaranteed monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) death benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                     MALE STANDARD NON-SMOKER ISSUE AGE 65
                            $38,253 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                       VALUES--CURRENT COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $38,253    $34,923     $32,007    $73,000    $146,000
          2                66             0     32,840      29,924     73,000     146,000
          3                67             0     30,655      27,740     73,000     146,000
          4                68             0     28,360      25,445     73,000     146,000
          5                69             0     25,943      23,028     73,000     146,000
          6                70             0     23,393      20,478     73,000     146,000
          7                71             0     20,698      17,782     73,000     146,000
          8                72             0     18,311      15,395     73,000     146,000
          9                73             0     15,707      12,791     73,000     146,000
         10                74             0     12,834       9,918     73,000     146,000
         11                75             0      9,647       7,315     73,000     146,000
         12                76             0      6,104       4,354     73,000     146,000
         13                77             0      2,144         978     73,000     146,000
         14                78             0          0           0          0           0
         15                79             0          0           0          0           0
         16                80             0          0           0          0           0
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 38,586   $ 35,670    $ 73,000   $146,000
          2              40,369     37,453      73,000    146,000
          3              42,283     39,367      73,000    146,000
          4              44,352     41,437      73,000    146,000
          5              46,603     43,687      73,000    146,000
          6              49,052     46,136      74,912    147,912
          7              51,682     48,766      77,272    150,272
          8              54,707     51,791      80,135    153,135
          9              57,900     54,985      83,150    156,150
         10              61,264     58,348      86,330    159,330
         11              64,807     62,474      89,691    162,691
         12              68,542     66,792      93,244    166,244
         13              72,480     71,313      96,997    169,997
         14              76,633     76,050     100,956    173,956
         15              81,016     81,016     105,129    178,129
         16              85,639     85,639     109,523    182,523
         17              90,506     90,506     114,138    187,138
         18              95,622     95,622     118,993    191,993
         19             100,995    100,995     124,104    197,104
         20             106,636    106,636     129,493    202,493
         21             112,557    112,557     135,182    208,182
         22             118,776    118,776     141,186    214,186
         23             125,316    125,316     147,526    220,526
         24             132,207    132,207     154,215    227,215
         25             139,479    139,479     161,261    234,261
         26             147,165    147,165     168,668    241,668
         27             155,309    155,309     176,445    249,445
         28             163,959    163,959     184,586    257,586
         29             173,167    173,167     193,078    266,078
         30             182,967    182,967     201,866    274,866
         31             193,363    193,363     210,889    283,889
         32             203,163    203,163     218,841    291,841
         33             212,965    212,965     226,461    299,461
         34             223,392    223,392     234,626    307,626
         35             234,765    234,765     244,155    317,155

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect current cost of insurance charges and current monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 65
                            $34,183 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                      VALUES--GUARANTEED COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $34,183    $31,311     $28,576    $73,000    $146,000
          2                66             0     29,571      26,836     73,000     146,000
          3                67             0     27,761      25,026     73,000     146,000
          4                68             0     25,875      23,140     73,000     146,000
          5                69             0     23,895      21,160     73,000     146,000
          6                70             0     21,792      19,057     73,000     146,000
          7                71             0     19,534      16,800     73,000     146,000
          8                72             0     17,080      14,345     73,000     146,000
          9                73             0     14,363      11,629     73,000     146,000
         10                74             0     11,327       8,592     73,000     146,000
         11                75             0      7,909       5,721     73,000     146,000
         12                76             0      4,029       2,388     73,000     146,000
         13                77             0          0           0          0           0
         14                78             0          0           0          0           0
         15                79             0          0           0          0           0
         16                80             0          0           0          0           0
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 34,575   $ 31,841    $ 73,000   $146,000
          2              36,259     33,524      73,000    146,000
          3              38,051     35,317      73,000    146,000
          4              39,971     37,236      73,000    146,000
          5              42,028     39,293      73,000    146,000
          6              44,232     41,497      73,689    146,689
          7              46,578     43,844      75,651    148,651
          8              49,043     46,308      77,694    150,694
          9              51,610     48,875      79,799    152,799
         10              54,277     51,542      81,976    154,976
         11              57,047     54,859      84,235    157,235
         12              59,921     58,280      86,573    159,573
         13              62,903     61,809      88,998    161,998
         14              65,996     65,450      91,510    164,510
         15              69,204     69,204      94,108    167,108
         16              72,524     72,524      96,786    169,786
         17              75,949     75,949      99,543    172,543
         18              79,468     79,468     102,372    175,372
         19              83,074     83,074     105,282    178,282
         20              86,764     86,764     108,275    181,275
         21              90,540     90,540     111,363    184,363
         22              94,409     94,409     114,553    187,553
         23              98,379     98,379     117,849    190,849
         24             102,462    102,462     121,255    194,255
         25             106,671    106,671     124,779    197,779
         26             111,029    111,029     128,427    201,427
         27             115,560    115,560     132,199    205,199
         28             120,289    120,289     136,098    209,098
         29             125,245    125,245     140,113    213,113
         30             130,440    130,440     144,215    217,215
         31             135,847    135,847     148,335    221,335
         32             141,368    141,368     152,362    225,362
         33             146,803    146,803     156,138    229,138
         34             151,882    151,882     159,529    232,529
         35             157,260    157,260     163,550    236,550

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect guaranteed cost of insurance charges and guaranteed monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 65
                            $34,183 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                       VALUES--CURRENT COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $34,183    $31,335     $28,600    $73,000    $146,000
          2                66             0     29,618      26,884     73,000     146,000
          3                67             0     27,833      25,098     73,000     146,000
          4                68             0     25,971      23,237     73,000     146,000
          5                69             0     24,016      21,281     73,000     146,000
          6                70             0     21,951      19,216     73,000     146,000
          7                71             0     19,761      17,026     73,000     146,000
          8                72             0     18,002      15,267     73,000     146,000
          9                73             0     16,108      13,373     73,000     146,000
         10                74             0     14,054      11,320     73,000     146,000
         11                75             0     11,804       9,617     73,000     146,000
         12                76             0      9,335       7,694     73,000     146,000
         13                77             0      6,600       5,506     73,000     146,000
         14                78             0      3,568       3,021     73,000     146,000
         15                79             0        171         171     73,000     146,000
         16                80             0          0           0          0           0
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 34,601   $ 31,866    $ 73,000   $146,000
          2              36,312     33,577      73,000    146,000
          3              38,135     35,401      73,000    146,000
          4              40,089     37,354      73,000    146,000
          5              42,184     39,449      73,000    146,000
          6              44,438     41,703      74,032    147,032
          7              46,848     44,114      76,090    149,090
          8              49,711     46,977      78,753    151,753
          9              52,744     50,009      81,552    154,552
         10              55,953     53,218      84,507    157,507
         11              59,344     57,157      87,627    160,627
         12              62,931     61,290      90,923    163,923
         13              66,721     65,627      94,401    167,401
         14              70,731     70,184      98,074    171,074
         15              74,967     74,967     101,943    174,943
         16              79,439     79,439     106,014    179,014
         17              84,151     84,151     110,293    183,293
         18              89,108     89,108     114,791    187,791
         19              94,317     94,317     119,530    192,530
         20              99,787     99,787     124,527    197,527
         21             105,534    105,534     129,804    202,804
         22             111,571    111,571     135,376    208,376
         23             117,918    117,918     141,254    214,254
         24             124,595    124,595     147,448    220,448
         25             131,630    131,630     153,974    226,974
         26             139,055    139,055     160,843    233,843
         27             146,904    146,904     168,057    241,057
         28             155,217    155,217     175,616    248,616
         29             164,037    164,037     183,510    256,510
         30             173,396    173,396     191,707    264,707
         31             183,295    183,295     200,143    273,143
         32             193,129    193,129     208,149    281,149
         33             203,349    203,349     216,280    289,280
         34             214,402    214,402     225,198    298,198
         35             226,517    226,517     235,578    308,578

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect current cost of insurance charges and current monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) death benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.